UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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PriceSmart, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRICESMART, INC.

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

TO THE STOCKHOLDERS OF PRICESMART, INC.:

Notice is hereby given that the Annual Meeting of the Stockholders of PriceSmart, Inc. (the “Company”), will be held at 10:00 a.m. on Wednesday, January 28, 2009 at the Company’s corporate headquarters, 9740 Scranton Road, San Diego, California, 92121 for the following purposes:

1.	To elect directors for the ensuing year, to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board of Directors of the Company has nominated and recommends for election as directors the following nine persons:

Gonzalo Barrutieta	Leon C. Janks	Jack McGrory
Murray Galinson	Lawrence B. Krause	Robert E. Price
Katherine L. Hensley	Jose Luis Laparte	Keene Wolcott

2.	To approve an amendment to the 2001 Equity Participation Plan of PriceSmart, Inc.: (i) expanding the eligibility provisions under such Plan to permit the award of restricted stock units under such Plan, in addition to stock options, to our non-employee directors; and (ii) authorizing an increase to the number of shares of Common Stock reserved for issuance from 350,000 to 400,000.

3.	To approve an amendment to the 2002 Equity Participation Plan of PriceSmart, Inc. authorizing an increase to the number of shares of Common Stock reserved for issuance from 750,000 to 1,250,000.

4.	To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on December 1, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of such stockholders shall be open to the examination of any stockholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of PriceSmart, Inc., 9740 Scranton Road, San Diego, California 92121.

Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY, OR YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

All stockholders are cordially invited to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert M. Gans

Secretary

San Diego, California

December 12, 2008

PRICESMART, INC.

9740 Scranton Road

San Diego, California 92121

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

January 28, 2009

The Board of Directors of PriceSmart, Inc., a Delaware corporation (the “Company”), is soliciting the enclosed Proxy for use at the Annual Meeting of Stockholders of the Company to be held on January 28, 2009 (the “Annual Meeting”), and at any adjournments thereof. This Proxy Statement will be first sent to stockholders on or about December 8, 2008. You can submit your Proxy by mail or you may provide voting instructions for your shares by telephone or via the Internet. Instructions for voting by telephone, by using the Internet or by mail are described on the enclosed Proxy. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted (1) for the election of the Board of Directors’ nominees for directors, or for a substitute or substitutes selected by the Board in the event a nominee or nominees are unable to serve or decline to do so, (2) for the approval of the amendment to the 2001 Equity Participation Plan to expand the eligibility provisions under such Plan to permit the award of restricted stock units under such Plan, in addition to stock options, to our non-employee directors and to authorize an increase to the number of shares issuable under the Plan from 350,000 to 400,000, and (3) for the approval of the amendment to the 2002 Equity Participation Plan authorizing an increase to the number of shares issuable under the Plan from 750,000 to 1,250,000. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the stockholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone, facsimile or e-mail, by officers, directors and other employees of the Company. The Company also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

The Company’s mailing address is 9740 Scranton Road, San Diego, California 92121.

Voting

Stockholders of record at the close of business on December 1, 2008 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

As of December 1, 2008, 29,608,772 shares of the Company’s common stock, $.0001 par value per share (“Common Stock”) were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Because directors are elected by a plurality of the votes of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the election of directors, abstentions and “broker non-votes” do not constitute a vote “for” or “against” any nominee for the Board of Directors and thus will be disregarded in the calculation of “votes cast” for purposes of electing nominees to the Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated and recommends for election as directors the nine persons named herein to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. All of the nominees are presently directors of the Company, and following the Annual Meeting there will be no vacancies on the Board. Directors are elected by a plurality of the votes of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the election of directors. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote the shares represented by the Proxies for one or more substitute nominees selected by the present Board of Directors. The Board of Directors does not believe at this time that any substitute nominee or nominees will be required.

Nominations Process

The Board of Directors of the Company has adopted a resolution approving certain procedures comprising a “Nominations Process.” A copy of the Nominations Process is available on the Company’s website at www.pricesmart.com. Among other things, the Nominations Process sets forth a procedure calling for director nominees to be recommended to the Board of Directors, for the Board’s nomination, by a majority of the independent directors. Under the Company’s Corporate Governance Guidelines, the independent directors, in recommending to the Board of Directors candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, are required take into account many factors, including a candidate’s ability to make independent analytical inquiries, general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment, experience in the Company’s industry and with relevant social policy concerns, understanding of the Company’s business on a technical level, other board service and educational and professional background. Each nominee must also possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. The independent directors and the Board of Directors are required to evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend to the Board a director for re-election, the independent directors also are required to consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board. Notwithstanding the foregoing, there are no specific, minimum qualifications that a nominee must meet. The independent directors of the Board unanimously recommended the director nominees who were subsequently nominated by the full Board.

Under the Company’s Nominations Process, the independent directors are required to give consideration to candidates recommended by any stockholder of the Company who has held the Company’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares of Common Stock. The recommending stockholder must submit the following:

•	a detailed resume of the recommended candidate;

•	an explanation of the reasons why the stockholder believes the recommended candidate is qualified for service on the Company’s Board;

•	such other information that would be required by the rules of the SEC to be included in a proxy statement;

•	the written consent of the recommended candidate;

•	a description of any arrangements or undertakings between the stockholder and the recommended candidate regarding the nomination; and

•	proof of the recommending stockholder’s stock holdings in the Company.

Recommendations from stockholders received after the deadline set forth in the Company’s most recent proxy statement for a stockholder proposal to be considered for inclusion in the Corporation’s proxy statement for the next annual meeting likely will not be considered timely for consideration for the following year’s annual meeting. Recommendations received by stockholders will be processed and subject to the same criteria as other candidates recommended to the Board.

Independent Directors

The Company’s Board of Directors has determined that the following nominees for director are “independent” under the Nasdaq Stock Market listing standards applicable to the Company: Gonzalo Barrutieta, Katherine Hensley, Leon Janks, Lawrence Krause and Keene Wolcott.

Information Regarding Nominees

The table below indicates the name, position with the Company and age of each nominee for director as of October 31, 2008.

Name	Position	Age
Robert E. Price	Chairman of the Board; Chief Executive Officer	66
Gonzalo Barrutieta	Director	42
Murray L. Galinson	Director	71
Katherine L. Hensley	Director	71
Leon C. Janks	Director	59
Lawrence B. Krause	Director	78
Jose Luis Laparte	Director; President	42
Jack McGrory	Director; Executive Vice President—Real Estate and Development	59
Keene Wolcott	Director	77

Information Regarding Directors

Robert E. Price has been Chairman of the Board of the Company since July 1994 and Chief Executive Officer of the Company since April 2006. He served as Interim Chief Executive Officer of the Company from April 2003 until April 2006 and also served as Interim President of the Company from April 2003 until October 2004. Mr. Price also served as President and Chief Executive Officer of the Company from July 1994 until January 1998. Additionally, Mr. Price served as Chairman of the Board of Price Enterprises, Inc. (“PEI”) from July 1994 until November 1999 and was President and Chief Executive Officer of PEI from July 1994 until September 1997. Mr. Price was Chairman of the Board of Price/Costco, Inc. (“Costco”) from October 1993 to December 1994. From 1976 to October 1993, he was Chief Executive Officer and a director of The Price Company (“TPC”). Mr. Price served as Chairman of the Board of TPC from January 1989 to October 1993, and as its President from 1976 until December 1990. Mr. Price has been a Manager of The Price Group, LLC since August 2000.

Gonzalo Barrutieta has been a director of the Company since February 2008. Mr. Barrutieta was employed in several capacities with Grupo Gigante, S.A. de C. V. from 1994 to 2006, most recently as Director of Real Estate and New Business Development. Since 1994, he has served as a member of the board of directors of Grupo Gigante. From 2002 through 2005, Mr. Barrutieta was a Director of PriceSmart Mexico (formerly a joint venture between the Company and Grupo Gigante), serving as Chief Executive Officer of PriceSmart Mexico from 2003 to 2005. Mr. Barrutieta has also been a Director of Hoteles Presidente since 2004, of Office Depot Mexico and Radio Shack Mexico since 2005, and has served as President and Director of Operadora IPC de Mexico since 2007.

Murray L. Galinson has been a director of the Company since November 2000. Mr. Galinson served as a director of PEI from August 1994 until November 1999 and from January 2001 until September 2001, and served as a director of Price Legacy from September 2001 to December 2004. Additionally, Mr. Galinson has been Chairman of the Board of San Diego National Bank since May 1996 and has served as a director of San Diego National Bank since its inception in 1981. Mr. Galinson also served as President and Chief Executive Officer of San Diego National Bank from September 1984 to September 1997 and was Chairman of the Board and Chief Executive Officer of SDNB Financial Corporation from 1985 to 1997. Mr. Galinson is the immediate past chair of the Board of the California State University System. Mr. Galinson has been a Manager of The Price Group, LLC since August 2000.

Katherine L. Hensley has been a director of the Company since July 1997 and served as a director of PEI from December 1994 until July 1997. She is a retired partner of the law firm of O’Melveny & Myers in Los Angeles, California. Ms. Hensley joined O’Melveny & Myers in 1978 and was a partner from 1986 to February 1992. From 1994 to 2000, Ms. Hensley served as a trustee of Security First Trust, an open-end investment management company registered under the Investment Company Act of 1940.

Leon C. Janks has been a director of the Company since July 1997 and served as a director of PEI from March 1995 until July 1997. He has been a partner in the accounting firm of Green, Hasson & Janks LLP in Los Angeles, California since 1980 and serves as its Managing Partner. Mr. Janks has extensive experience in domestic and international business, serving a wide variety of clients in diverse businesses, and is a certified public accountant.

Lawrence B. Krause has been a director of the Company since July 1997. Mr. Krause has been a Professor and the Director of the Korea-Pacific Program at the Graduate School of International Relations and Pacific Studies at the University of California, San Diego since 1986. He became a Professor Emeritus in 1997. Mr. Krause also serves on the board of FFTW Funds, Inc., an open-ended management investment company registered under the Investment Company Act of 1940, and on advisory boards for a number of institutions including the Korea Economic Institute, the Committee on Asian Economic Studies and the U.S. National Committee for Pacific Economic Cooperation.

Jose Luis Laparte has been a director of the Company since February 2008 and President of the Company since October 2004, having served as a consultant for the Company from December 2003 to October 2004. Prior to joining the Company as a consultant, Mr. Laparte worked more than 14 years for Wal-Mart Stores, Inc. in Mexico and the United States in progressively responsible positions. From October 2002 through September 2003, he served as Vice President of Sam’s International, where he directed and managed the company’s operations, finance, sales, marketing, product development and merchandising. From May 2000 to October 2002, he served as Vice President, Wal-Mart de Mexico, responsible for sales and the expansion of the Sam’s Club format in Mexico.

Jack McGrory has been a director of the Company since November 2000 and was appointed Executive Vice President—Real Estate and Development in December 2006. Mr. McGrory served as Chairman of the Board of Price Legacy from September 2001 until December 2004, served as President and Chief Executive Officer of Price Legacy from October 2003 until December 2004, and was President and Chief Executive Officer of PEI from September 1997 until November 1999. Mr. McGrory also serves as a director of the San Diego Padres, L.P. and was its Executive Vice President and Chief Operating Officer from September 1999 until August 2000. From March 1991 through August 1997, Mr. McGrory served as City Manager of San Diego. Mr. McGrory has been a Manager of The Price Group since August 2000.

Keene Wolcott has been a director of the Company since October 2006. Mr. Wolcott has been President of Wolcott Investments, Inc., a private investment company, since 1975. Mr. Wolcott also served as a director of Price Legacy from September 2001 until December 2004 and served as a director of The Price REIT, Inc. from January 1995 until 1998. From 1969 to 1973, Mr. Wolcott served as Chief Executive Officer of the Colorado

Corporation, which managed investor funds in oil and gas exploration. Prior to 1969, he served as Senior Vice President of Hayden, Stone and Company, a securities brokerage firm.

Information Regarding the Board

Board Meetings

The Company’s Board of Directors held fourteen meetings during fiscal 2008. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served.

Committees of the Board

Audit Committee. The Audit Committee, which consists of Messrs. Janks and Krause and Ms. Hensley, held six meetings during fiscal 2008. The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its consolidated financial statements. The Committee reviews the annual audits conducted by the Company’s independent public accountants, reviews and evaluates internal accounting controls, is responsible for the selection of the Company’s independent public accountants, and conducts such reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between the Company and its independent public accountants. All committee members satisfy the definition of “independent director” as established in the Nasdaq Stock Market’s listing standards and the rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the Board of Directors has determined that Mr. Janks qualifies as an “audit committee financial expert” within the meaning of the applicable SEC rules and regulations.

Compensation Committee. The Compensation Committee, which consists of Ms. Hensley and Messrs. Janks and Krause, held eight meetings during fiscal 2008. Each of the members of the Compensation Committee is an “independent director” within the meaning of the Nasdaq Stock Market’s listing standards. The Compensation Committee reviews and approves the compensation program for the Company’s executive officers. The Committee is authorized to evaluate and determine the compensation of the Corporation’s Chief Executive Officer, and reviews and approves all such compensation for all other executive officers. The Committee also administers, interprets and makes grants under the Company’s stock option plans.

Nominating Committee. The Nominating Committee, which consists of Ms. Hensley and Mr. Price, did not hold any meetings during fiscal 2008. The Nominating Committee may evaluate and recommend candidates to fill vacancies on the Board of Directors or any committee thereof, which vacancies may be created by the departure of any directors, or the expansion of the number of members of the Board. The Nominating Committee may also consider the slate of nominees to be presented for reelection at annual meetings of stockholders. The Nominating Committee has not adopted a nominating committee charter. Because the Nominating Committee only has two members, director nominees are selected, or recommended for the Board’s selection, by a majority of the independent directors.

Executive Committee. The Executive Committee, which consists of Messrs. Price and Janks, did not hold any meetings during fiscal 2008. The Executive Committee has all powers and rights necessary to exercise the full authority of the Board of Directors in the management of the business and affairs of the Company, except as provided in the Delaware General Corporation Law or the Bylaws of the Company.

Finance Committee. The Finance Committee, which consists of Messrs. Janks, Krause, Wolcott and Price and Ms. Hensley, held four meetings during fiscal 2008. The Finance Committee reviews and makes recommendations with respect to (1) annual budgets, (2) investments, (3) financing arrangements and (4) the creation, incurrence, assumption or guaranty by the Company of any indebtedness, obligation or liability, except, in each case, for any such transactions entered into in the ordinary course of business of the Company.

Real Estate Committee. The Real Estate Committee, which consists of Messrs. Price, McGrory, Galinson and Laparte, held no meetings in fiscal 2008, having been reinstated in July 2008. The Real Estate Committee members meet with management frequently to discuss real estate matters. The Real Estate Committee reviews and approves matters pertaining to the Corporation’s acquisition and development of real estate.

Governance Committee. The Governance Committee, which consists of Mr. Krause and Ms. Hensley, was established in November 2003 and did not hold any meetings during fiscal 2008. The Governance Committee assists the Board of Directors in establishing corporate governance guidelines and other policies and procedures pertaining to corporate governance matters, and assists the Board of Directors in evaluating potential nominees for director of the Company.

Policy Governing Stockholder Communications with the Board of Directors

The Board of Directors welcomes communications from stockholders of the Company. Any stockholder who wishes to communicate with the Board or one or more members of the Board should do so in writing in care of the General Counsel of the Company, at the principal office of the Company, 9740 Scranton Road, San Diego, California 92121. The General Counsel is directed to forward each communication to the director or directors of the Company for whom it is intended.

Policy Governing Director Attendance at Annual Meetings of Stockholders

The Company encourages, but does not require, its Board members to attend the annual meeting of stockholders. Six members of the Board of Directors attended the Annual Meeting of Stockholders held on February 26, 2008.

Audit Committee Report

The Audit Committee oversees the Company’s financial accounting and reporting process and the audits of the financial statements of the Company. All committee members satisfy the definition of independent director set forth at Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. The Audit Committee is governed by a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Attachment A.

In fulfilling its oversight responsibilities, the committee reviewed and discussed with management the audited financial statements in the Annual Report, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on the conformity of its audited financial statements with generally accepted accounting principles. Ernst & Young met with the committee and expressed its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and discussed with the committee other matters as required under generally accepted auditing standards, including those matters required under Statement on Accounting Standards No. 61 or the Codification of Statements on Auditing Standards, AU Section 380. In addition, Ernst & Young discussed the accountants’ independence from the Company and from the Company’s management and delivered to the committee those matters to be set forth in written disclosures as required by applicable requirements of the Public Company Accounting Oversight Board regarding independent registered public accounting firm’s communications with the Audit Committee concerning independence.

The committee discussed with the Company’s independent registered public accounting firm the overall scope and plan of their audit. The committee meets with the independent registered public accounting firm, with and without our management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 31, 2008 for filing with the SEC.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Leon C. Janks

Katherine L. Hensley

Lawrence B. Krause

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE 2001 EQUITY PARTICIPATION PLAN

General

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to amend the 2001 Equity Participation Plan of PriceSmart, Inc. to (1) expand the eligibility provisions under the 2001 Plan to permit the award of restricted stock units under such Plan, in addition to stock options, to our non-employee directors and (2) increase the number of shares of Common Stock reserved for issuance under the 2001 Plan from 350,000 to 400,000. The 2001 Plan was originally approved by the Board of Directors and the stockholders of the Company in 2001 and 2002, respectively. The Board of Directors has approved the proposed amendment, subject to stockholder approval at the Annual Meeting. Approval of the proposed amendment to the 2001 Plan requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting.

The Board of Directors believes that the proposed increase in the number of shares of Common Stock reserved for issuance under the 2001 Plan will allow the Company to further the principal purposes of the 2001 Plan.

In addition, the Board of Directors has determined that it is in the best interests of the Company to permit the award of restricted stock units, in addition to stock options, to non-employee directors. In April 2008, the Board of Directors granted to directors Hensley, Janks, Krause and Wolcott awards of restricted stock units, entitling each of such directors to 5,000 shares of the Company’s Common Stock, vesting at the rate of 20% per year, commencing on March 29, 2009. Such awards are subject to approval of this Proposal 2 by the stockholders of the Company.

The 2001 Plan authorizes the grant of options, restricted stock, restricted stock units and other awards to our officers, employees and consultants. The 2001 Plan authorizes the grant to our employees of either nonstatutory stock options or options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2001 Plan also provides that certain nonstatutory stock options (“Director Options”) will be automatically granted to our non-employee directors (who are referred to as “Independent Directors” under the 2001 Plan even if they would not be considered “independent directors” under the Nasdaq rules), as described below. The 2001 Plan also provides for grants of Stock Purchase Rights (as defined below) to Independent Directors. Not including the restricted stock units described above, as of October 31, 2008, under the 2001 Plan, awards covering an aggregate of 140,730 shares were outstanding under the 2001 Plan (including 70,200 shares of restricted stock that have been awarded but that have not yet vested and outstanding options to purchase 70,503 shares of Common Stock at prices ranging from $6.13 to $23.61), and 5,725 shares were available for future grants. The closing price of the Company’s Common Stock on December 1, 2008 was $11.09.

General Nature and Purposes of the 2001 Plan

The principal purposes of the 2001 Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of options, restricted stock, restricted stock units and other awards (“Awards”), thereby stimulating their personal and active interest in the Company’s development and financial success, and inducing them to continue to provide services to the Company. The 2001 Plan also provides for the granting of Director Options and Stock Purchase Rights to the Company’s Independent Directors, as described in further detail below. The proposed amendment would allow Independent Directors to receive awards of restricted stock units under the 2001 Plan.

A brief description of the principal features of the 2001 Plan, as amended by this proposal, follows, but the description is qualified in its entirety by reference to (1) the 2001 Plan itself, a copy of which is included as Exhibit A to the Proxy Statement for the Company’s 2002 Annual Meeting of Stockholders, and (2) the first amendment and proposed second amendment to the 2001 Plan, copies of which are included as Attachments B and C to this Proxy Statement.

Administration of the Plan

The 2001 Plan is administered by the Compensation Committee of the Company’s Board (or another committee or a subcommittee of the Board assuming the functions of the Compensation Committee under the 2001 Plan) with respect to options and other awards granted to employees or consultants and by the full Board with respect to awards, including Director Options and Stock Purchase Rights, granted to Independent Directors (“Director Awards”). The Compensation Committee consists of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and such rule, “Rule 16b-3”), and an “outside director” for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the 2001 Plan, the Compensation Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2001 Plan. Similarly, the Board has discretion to determine the terms and conditions of Director Awards and to interpret and administer the 2001 Plan with respect to such Awards.

Securities Subject to the 2001 Plan

The aggregate number of shares of Common Stock (or the equivalent in other equity securities) which may be issued upon exercise of options, stock appreciation rights (“SARs”), and other Awards, or upon vesting of restricted stock or restricted stock units granted under the 2001 Plan, as amended, will not exceed 400,000. Furthermore, the maximum number of shares which may be subject to options or SARs granted under the 2001 Plan to any individual in any calendar year cannot exceed 150,000.

The shares available under the 2001 Plan upon exercise of stock options, SARs and other Awards, and for issuance as restricted stock awards or pursuant to restricted stock units or Stock Purchase Rights, may be either previously unissued shares or treasury shares.

If any portion of a stock option, SAR or other Award terminates or lapses unexercised, or is cancelled, or is exercised in whole or in part for cash, the shares which were subject to the unexercised portion of such option, SAR or other Award, will continue to be available for issuance under the 2001 Plan. Also, any shares which are delivered by the holder or withheld by us upon the exercise of any Award in payment of the exercise price or tax withholding may again be awarded under the 2001 Plan. Shares of restricted stock that are forfeited or repurchased may also again be awarded under the 2001 Plan.

Term of 2001 Plan and Amendments

Amendments of the 2001 Plan to increase the number of shares as to which Awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company’s stockholders. In all other respects the 2001 Plan can be amended, modified, suspended or terminated by the Compensation Committee or the Board, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the 2001 Plan will not, without the consent of the participant, affect such person’s rights under an Award previously granted, unless the Award agreement governing such Award itself otherwise expressly so provides. The 2001 Plan will continue until terminated by the Board. No incentive stock options (“ISOs”) may be granted under the 2001 Plan after November 19, 2011.

Eligibility

Options, SARs, restricted stock, restricted stock units and other Awards under the 2001 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Compensation

Committee for participation in the 2001 Plan. The 2001 Plan also provides for the granting of Director Options and Stock Purchase Rights to the Company’s Independent Directors, as described in further detail below. The proposed amendment would allow Independent Directors to receive awards of restricted stock units under the 2001 Plan. As of December 1, 2008, approximately 4,200 employees, six non-employee directors and five consultants were eligible to participate in the 2001 Plan. More than one option, SAR or other Award may be granted to an eligible participant.

Payment for Shares

The exercise or purchase price for all options, SARs, restricted stock and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Compensation Committee (or the Board with respect to Director Awards), be paid in whole or in part in shares of Common Stock valued at their fair market value on the date of exercise (which may include an assignment of the right to receive the cash proceeds from the sale of Common Stock subject to an option or other right pursuant to a “cashless exercise” procedure) or by delivery of other property, or by a promissory note bearing a market rate of interest payable to the Company where permitted by applicable law, or by a combination of the foregoing.

Awards under the 2001 Plan

The 2001 Plan provides that the Compensation Committee (or the Board with respect to Director Awards) may grant or issue stock options (“Options”), stock purchase rights, SARs, restricted stock, restricted stock units, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

Non-Qualified Stock Options (“NQSOs”). NQSOs will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Compensation Committee, or the Board with respect to Director Awards) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Compensation Committee (or the Board with respect to Director Awards). NQSOs may be granted for any term specified by the Compensation Committee (or the Board with respect to Director Awards).

Incentive Stock Options (“ISOs”). ISOs will be designed to comply with applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the 2001 Plan provides that the exercise price for such ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. To the extent the aggregate fair market value of stock with respect to which ISOs (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be taxed as NQSOs. For this purpose, the fair market value of stock will be determined as of the time the option is granted.

Director Options. Director Options are NQSOs to purchase shares of Common Stock granted to Independent Directors. Director Options will provide for the right to purchase Common Stock at a specified price which may be less than fair market value on the date of grant (but not less than par value). Director Options will become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant. No portion of a Director Option shall be exercisable after the sixth anniversary of the date of grant and no portion of a Director Option shall be exercisable upon the expiration of twelve months following termination of such director’s services as a director of the Company by reason of permanent and total disability or death, or upon the expiration of three months following termination of such director’s services as a director of the Company by reason other than of permanent and total disability or death, unless the optionee dies within such three month period.

During the term of the 2001 Plan, Independent Directors are entitled to receive initial grants of non-qualified stock options to purchase 3,000 shares of Common Stock upon becoming directors and additional grants of options to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders at which the director is re-elected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Director Option grant pursuant to the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, annual Director Options. Our Independent Directors are also eligible for automatic stock option awards under our 1997 Stock Option Plan, our 1998 Equity Participation Plan and our 2002 Equity Participation Plan. Each year, the Company makes a determination as to under which equity plan the automatic non-employee option awards will be granted for such year based in part on its review of the available share reserves under such equity plans. In no event will the non-employee directors receive automatic option grants under more than one equity plan during any year.

In addition to the automatically granted Director Options described in the preceding paragraph, the Board may from time to time, subject to applicable limitations of the 2001 Plan, grant additional Director Options which shall be NQSOs with such terms and conditions as may determined by the Board in its absolute discretion.

Restricted Stock. The Compensation Committee is authorized to determine (1) which eligible individuals should be issued restricted stock, (2) the number of shares of restricted stock to be issued to such eligible individuals and (3) the terms and conditions applicable to such restricted stock, consistent with the 2001 Plan. Restricted stock issued under the 2001 Plan is subject to such restrictions as the Compensation Committee may provide in the terms of each individual restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance. Restricted stock typically may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met and in the event of the grantee’s termination of employment or consultancy, although the Compensation Committee may make exceptions, based on the reason for termination or on other factors. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire, and with respect to persons subject to Section 16 of the Exchange Act, in no event until at least six months and one day have elapsed from the date on which the restricted stock was issued.

Restricted Stock Units. Restricted stock units may be awarded to eligible participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee (or the Board with respect to Director Awards). Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock will not be issued until the restricted stock unit award has vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

SARs. The Compensation Committee may grant SARs having terms and conditions consistent with the 2001 Plan to eligible individuals in connection with Options or other awards, or separately. SARs granted by the Compensation Committee in connection with Options entitle the optionee to surrender unexercised to the Company a portion of the Option to which the SAR relates in exchange for an amount determined by multiplying (1) the difference obtained by subtracting the Option purchase price from the fair market value of a share of

Common Stock on the date of exercise of the SAR by (2) the number of shares of Common Stock with respect to which the SAR has been exercised. SARs granted by the Compensation Committee independent of Options granted under the 2001 Plan entitle the grantee to exercise all or a specified portion of the SAR (at the exercise price per share of Common Stock subject to such SAR set by the Compensation Committee) in exchange for an amount determined by multiplying (1) the difference obtained by subtracting the SAR purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (2) the number of shares of Common Stock with respect to which the SAR has been exercised. The amounts determined above may be paid by the grantee of an SAR in cash, in Common Stock (based on its fair market value as of the date the SAR is exercised) or a combination of both, as determined by the Compensation Committee.

Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2001 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Compensation Committee in the SAR agreements. The Compensation Committee may elect to pay SARs in cash or in Common Stock or in a combination of both. Generally, an SAR which is unrelated to an Option granted under the 2001 Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.

Dividend Equivalents. The Compensation Committee may grant dividend equivalents to any eligible individual selected by the Compensation Committee based on the dividends declared on Common Stock during the period between the date an Option, SAR, restricted stock unit or performance award is granted, and the date such Option, SAR, restricted stock unit or performance award is exercised, vests or expires, as determined by the Compensation Committee. With respect to dividend equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such dividend equivalents will be payable regardless of whether such Option is exercised.

Performance Awards. The Compensation Committee may grant performance awards to any eligible individual selected by the Compensation Committee. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of the Company’s Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Compensation Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both, as determined by the Compensation Committee.

Stock Payments. The Compensation Committee may grant stock payments to any eligible individual in the form of shares of Common Stock or an Option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the eligible individual.

Stock Purchase Rights. The Compensation Committee (or the Board with respect to Director Awards) may grant to any eligible individual the right to purchase shares of Common Stock under the 2001 Plan (“Stock Purchase Rights”) from time to time, in such amounts and subject to such terms and conditions as the Compensation Committee (or the Board with respect to Director Awards) may determine. The Compensation Committee (or the Board with respect to Director Awards) shall determine the purchase price for Common Stock purchased pursuant to Stock Purchase Rights granted under the 2001 Plan; provided, that the purchase price for shares of Common Stock purchased pursuant to any Stock Purchase Right granted under the 2001 Plan shall be no less than the fair market value of such Common Stock as of the date of purchase.

Agreements; Consideration to the Company. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. The dates on which options or other Awards under the 2001 Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards.

In consideration of the granting of an option, SAR or other Award under the 2001 Plan, the employee, consultant or director to whom such option, SAR or other Award is granted will agree, in such agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any subsidiary for a period of at least six months (or such shorter period as may be fixed in the agreement or by action of the Compensation Committee, or the Board with respect to Director Awards, following the grant of the option, SAR or other Award) after the option, SAR or other Award is granted. Nothing in the 2001 Plan or in any such agreement will confer upon any optionee any right to continue in the employ of, or as a consultant for, or as a director of the Company or any subsidiary, or will interfere with or restrict in any way the rights of the Company or any subsidiary to discharge any optionee at any time for any reason whatsoever, with or without cause.

General Terms of Awards under the 2001 Plan

Non-Assignability. No option, SAR or other Award granted under the 2001 Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distributions or pursuant to a qualified domestic relations order, although the shares underlying such Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

Adjustments upon Change in Capitalization. The Compensation Committee (or the Board with respect to Director Awards) has the discretion to make appropriate adjustments in the number and kind of securities subject to the 2001 Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event. In the event of an equity restructuring, (1) the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted, and (2) the Compensation Committee (or the Board with respect to Director Awards) will make proportionate adjustments to reflect such equity restructuring with respect to the aggregate number and type of shares that may be issued under the 2001 Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to awards to a participant during any calendar year).

Extraordinary Corporate Events. The Compensation Committee (or the Board with respect to Director Awards) has discretion under the 2001 Plan to provide that Options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified “extraordinary corporate events”; but in such event the Compensation Committee (or the Board with respect to Director Awards) may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or other Awards have not yet become fully exercisable, and the Compensation Committee (or the Board with respect to Director Awards) may also provide that all restrictions imposed on some or all shares of restricted stock and/or restricted stock units shall lapse, and some or all shares of restricted stock may cease to be subject to the Company’s right to repurchase after such event.

Effect of Change in Control/Corporate Transaction. Notwithstanding anything in the 2001 Plan or the provisions of any Award to the contrary, in the event of a Change in Control or a Corporate Transaction (each as defined in the 2001 Plan), each outstanding Award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such Award and, as applicable, may be exercised for any or all of the shares of Common Stock subject to the Award.

For purposes of the 2001 Plan, “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (1) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or (2) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

For purposes of the 2001 Plan, “Corporate Transaction” means any of the following stockholder-approved transactions to which the Company is a party: (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, form a holding company or effect a similar reorganization pursuant to which the 2001 Plan and all Awards are assumed by the successor entity; (2) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company; or (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

Transfer Restrictions. The Compensation Committee (or the Board with respect to Director Awards), in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such other restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Compensation Committee may require the employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an ISO, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The Compensation Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.

Loans to Plan Participants. The 2001 Plan specifies that the Company may make loans to participants to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the 2001 Plan to the extent permitted by applicable law. The terms and conditions of such loans, if any are made, are to be set by the Compensation Committee. No such loans may be made to persons who are our executive officers or directors.

Withholding Tax Obligations. As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the 2001 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Compensation Committee (or the Board with respect to Director Awards) to disapprove such use. In addition, the Compensation Committee may grant to employees a cash bonus in the amount of any tax related to Awards.

Securities Law

The 2001 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2001 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2001 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Certain Federal Income Tax Consequences With Respect to the 2001 Plan

The U.S. federal income tax consequences of the 2001 Plan are summarized in the following discussion which deals with the general tax principles applicable to the 2001 Plan, and is intended for general information only. Foreign, state and local income taxes are not discussed. Also, the following discussion does not address U.S. federal employment tax consequences. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the 2001 Plan, but will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee’s basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (1) two years from the date of grant of the ISO or (2) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock. The federal income tax consequences of the exercise of an ISO or a NQSO through delivery of a non-recourse or partial recourse promissory note are described below, under the heading “Stock Purchase Rights.”

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount that the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units. A participant to whom restricted stock or restricted stock units are issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless, in the case of restricted stock, an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the

Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price therefor. The federal income tax consequences of the purchase of restricted stock through delivery of a non-recourse or partial recourse promissory note are described below, under the heading “Stock Purchase Rights.” Similarly, when restricted stock units vest and shares of Common Stock are issued to the participant, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. If a timely election is made under Section 83(b) with respect to qualifying restricted stock, the participant generally will recognize ordinary income at the date of issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefor and the Company will be entitled to a deduction for the same amount. The Code does not permit a Section 83(b) election to be made with respect to restricted stock units.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When cash or shares are paid under a dividend equivalent, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of the shares or the cash paid.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of the shares or the cash paid.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

Stock Purchase Rights. A recipient of a Stock Purchase Right will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Upon the purchase of Common Stock pursuant to a Stock Purchase Right by delivery of a fully recourse promissory note or for cash, the purchaser will recognize ordinary income at the date of purchase equal to the excess, if any, of the fair market value of the Common Stock purchased over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

The federal income tax consequences of the purchase of Common Stock pursuant to a Stock Purchase Right by delivery of a non-recourse or partially recourse promissory note are less clear. Regulations promulgated under Section 83 provide that if the purchase price for property transferred in connection with the performance of services is an amount paid by indebtedness secured by the property on which there is no personal liability to pay all or a substantial part of such indebtedness, such a transaction may be treated for federal income tax purposes in the same manner as a grant of a stock option. In such event, the purchase of Common Stock pursuant to a Stock Purchase Right would be taxable in accordance with the rules described above under the heading “Non-Qualified Stock Options,” with the option being treated as being exercised at the time of payment by the purchaser of any non-recourse portion of the promissory note. A purchaser of Common Stock pursuant to a Stock Purchase Right by delivery of a non-recourse or partially recourse promissory note may not be eligible to make an election under Section 83(b) with respect to the Common Stock purchased.

Section 162(m) Limitation. In general, under Section 162(m) of the Code (“Section 162(m)”), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the 2001 Plan is approved by stockholders, the award of the options or SARs are made by a committee of the Board consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s stockholders.

The 2001 Plan has been designed to permit the Compensation Committee to grant stock options and SARs which will qualify as “performance-based compensation.” In addition, to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the 2001 Plan provides that the Compensation Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance criteria: (1) net income, (2) pre-tax income, (3) operating income, (4) cash flow, (5) earnings per share, (6) return on equity, (7) return on invested capital or assets (8) cost reductions or savings, (9) funds from operations, (10) appreciation in the fair market value of Common Stock, and (11) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

Awards Granted under the 2001 Plan

The following table sets forth information about prior grants under the 2001 Plan to our executive officers, non-executive directors and employees.

2001 Equity Participation Plan

Name and Position	Number of Shares of Restricted Stock/Shares Subject to RSUs Granted (#)(1)		Number of Shares Subject to Options Granted (#)(1)
Robert E. Price	0		0
—Chairman of the Board; Chief Executive Officer

John M. Heffner	15,000		0
—Executive Vice President and Chief Financial Officer

Jose Luis Laparte	0		50,000
—President

Robert M. Gans	0		22,000
—Executive Vice President, General Counsel and Secretary

William J. Naylon	0		35,000
—Executive Vice President and Chief Operating Officer

All Executive Officers as a Group	20,760		267,000

All Non-Executive Directors as a Group	20,000	(2)	48,000	(3)

All Non-Executive Officer Employees as a Group	76,640		118,550	(4)

(1)	The closing price of the Company’s Common Stock on December 1, 2008 was $11.09. Amounts shown are gross awards and do not reflect subsequent cancellations or forfeitures.

(2)	Includes 20,000 shares of Common Stock subject to restricted stock units awarded to directors Hensley, Janks, Krause and Wolcott in April 2008 subject to stockholder approval of Proposal 2.

(3)	Pursuant to the terms of the 2001 Plan, each Independent Director is entitled to receive automatic Option awards, as described above under “—Awards under the 2001 Plan—Director Options.” Our Independent Directors are also eligible for automatic Option awards under our 1997 Stock Option Plan, our 1998 Equity Participation Plan and our 2002 Equity Participation Plan. Each year, the Company makes a determination as to under which equity plan the automatic Independent Director Option awards will be granted for such year based in part on its review of the available share reserves under such equity plans. In no event will the Independent Directors receive automatic Option grants under more than one equity plan during any year.

(4)	Only Independent Directors of the Company are eligible to receive automatic grants under the 2001 Plan. All other grants under the 2001 Plan are within the discretion of the Board or the Compensation Committee and the benefits of such grants are, therefore, not determinable.

Recommendation of the Board of Directors

The Board recommends that stockholders vote FOR the approval of the amendment to the 2001 Equity Participation Plan of PriceSmart, Inc. (1) expanding the eligibility provisions under the 2001 Plan to permit the award of restricted stock units, in addition to stock options, under the 2001 Plan to our Independent Directors and (2) increasing the number of shares of Common Stock reserved for issuance under the 2001 Plan from 350,000 to 400,000 shares. Proxies solicited by the Board will be so voted unless stockholders specify otherwise on the accompanying Proxy.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE 2002 EQUITY PARTICIPATION PLAN

General

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to amend the 2002 Equity Participation Plan of PriceSmart, Inc. to increase the number of shares of Common Stock reserved for issuance under the 2002 Plan from 750,000 to 1,250,000. The 2002 Plan was originally approved by the Board and the stockholders of the Company in 2002 and 2003, respectively. The Board has approved the proposed amendment, subject to stockholder approval at the Annual Meeting. Approval of the 2002 Plan requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting.

The Board believes that the proposed increase in the number of shares of Common Stock reserved for issuance under the 2002 Plan will allow the Company to further the principal purposes of the 2002 Plan.

The 2002 Plan authorizes the grant of options, restricted stock, restricted stock units and other awards to our officers, employees and consultants. The 2002 Plan authorizes the grant to our employees of either nonstatutory stock options or options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The 2002 Plan also provides that certain nonstatutory stock options “Director Options”) will be automatically granted to our non-employee directors (who are referred to as “Independent Directors” under the 2002 Plan, even if they would not be considered “independent directors” under the Nasdaq rules), as described below. Independent Directors also are eligible to receive awards of Stock Purchase Rights (as defined below). As of October 31, 2008, under the 2002 Plan, awards covering an aggregate of 540,745 shares were outstanding under the 2002 Plan (including 412,560 shares of restricted stock that have been awarded but that have not yet vested and outstanding options to purchase 128,185 shares of Common Stock at prices ranging from $6.19 to $20.00), and 2,915 shares were available for future grants. The closing price of the Company’s Common Stock on December 1, 2008 was $11.09.

General Nature and Purposes of the 2002 Plan

The principal purposes of the 2002 Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of options, restricted stock and other awards (“Awards”), thereby stimulating their personal and active interest in the Company’s development and financial success, and inducing them to continue to provide services to the Company. In addition to Awards made to officers, employees or consultants, the 2002 Plan provides for the granting of Director Options and Stock Purchase Rights to the Company’s Independent Directors, as described in further detail below.

A brief description of the principal features of the 2002 Plan, as amended by this proposal, follows, but the description is qualified in its entirety by reference to (1) the 2002 Plan itself, a copy of which is included as Exhibit A to the Proxy Statement for the Company’s 2003 Annual Meeting of Stockholders, (2) the first and second amendments and proposed third amendment to the 2002 Plan, copies of which are included as Attachments D, E and F to this Proxy Statement.

Administration of the Plan

The 2002 Plan is administered by the Compensation Committee of the Company’s Board (or another committee or a subcommittee of the Board assuming the functions of the Compensation Committee under the 2002 Plan) with respect to options and other awards granted to employees or consultants and by the full Board with respect to Director Options and Stock Purchase Rights. The Compensation Committee consists of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the 2002 Plan, the Compensation Committee has the authority to select the persons to whom Awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2002 Plan. Similarly, the Board has discretion to determine the terms and conditions of Director Options and to interpret and administer the 2002 Plan with respect to such options.

Securities Subject to the 2002 Plan

The aggregate number of shares of Common Stock (or the equivalent in other equity securities) which may be issued upon exercise of options, stock appreciation rights (“SARs”), and other Awards, or upon vesting of restricted or deferred stock awards granted under the 2002 Plan, as amended, will not exceed 1,250,000. Furthermore, the maximum number of shares which may be subject to options or SARs granted under the 2002 Plan to any individual in any calendar year cannot exceed 150,000.

The shares available under the 2002 Plan upon exercise of stock options, SARs and other Awards, and for issuance as restricted stock awards or pursuant to deferred stock awards or Stock Purchase Rights, may be either previously unissued shares or treasury shares.

If any portion of a stock option, SAR or other Award terminates or lapses unexercised, or is cancelled, or is exercised in whole or in part for cash, the shares which were subject to the unexercised portion of such option, SAR or other Award, will continue to be available for issuance under the 2002 Plan. Also, any shares which are delivered by the holder or withheld by us upon the exercise of an Award in payment of the exercise price or tax withholding may again be awarded under the 2002 Plan. Shares of restricted stock that are forfeited or repurchased may also again be awarded under the 2002 Plan.

Term of 2002 Plan and Amendments

Amendments of the 2002 Plan to increase the number of shares as to which Awards may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company’s stockholders. In all other respects the 2002 Plan can be amended, modified, suspended or terminated by the Compensation Committee or the Board, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the 2002 Plan will not, without the consent of the participant, affect such person’s rights under an Award previously awarded, unless the Award agreement governing such Award itself otherwise expressly so provides. The 2002 Plan will continue until terminated by the Board. No ISOs may be granted under the 2002 Plan after November 19, 2012.

Eligibility

Options, SARs, restricted stock and other Awards under the 2002 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Compensation Committee for participation in the 2002 Plan. As of December 1, 2008, there were approximately 4,200 employees, six non-employee directors and five consultants eligible to receive grants under the 2002 Plan. More than one option, SAR or other Award may be granted to an employee or consultant. The 2002 Plan also provides for the granting of Director Options and Stock Purchase Rights to the Company’s Independent Directors, as described in further detail below.

Payment for Shares

The exercise or purchase price for all options, SARs, restricted stock and other Awards that provide a right to acquire Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Compensation Committee (or the Board with respect to Director Options), be paid in whole or in part in shares of Common Stock valued at their fair market value on the date of exercise (which may include an assignment of the right to receive the cash proceeds from the sale of Common Stock subject to an option or other right pursuant to a “cashless exercise” procedure) or by delivery of other property, or by a promissory note bearing a market rate of interest payable to the Company where permitted by applicable law, or by a combination of the foregoing.

Awards under the 2002 Plan

The 2002 Plan provides that the Compensation Committee may grant or issue stock options (“Options”), stock purchase rights, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof.

Non-Qualified Stock Options (“NQSOs”). NQSOs will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Compensation Committee, or the Board with respect to Director Options) in one or more installments after the grant date, subject to the participant’s continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Compensation Committee (or the Board with respect to Director Options). NQSOs may be granted for any term specified by the Compensation Committee (or the Board with respect to Director Options).

Incentive Stock Options (“ISOs”). ISOs will be designed to comply with applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the 2002 Plan provides that the exercise price for such ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant. To the extent the aggregate fair market value of stock with respect to which ISOs (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be taxed as NQSOs. For this purpose, the fair market value of stock will be determined as of the time the option is granted.

Director Options. Director Options are NQSOs to purchase shares of Common Stock granted to Independent Directors. Director Options will provide for the right to purchase Common Stock at a specified price which may be less than fair market value on the date of grant (but not less than par value). Director Options will become exercisable in cumulative annual installments of 20% on each of the first, second, third, fourth and fifth anniversaries of the date of Option grant. No portion of a Director Option shall be exercisable after the sixth anniversary of the date of grant and no portion of a Director Option shall be exercisable upon the expiration of twelve months following termination of such director’s services as a director of the Company by reason of permanent and total disability or death, or upon the expiration of three months following termination of such director’s services as a director of the Company by reason other than of permanent and total disability or death, unless the optionee dies within such three month period.

During the term of the 2002 Plan, Independent Directors are entitled to receive initial grants of non-qualified stock options to purchase 3,000 shares of Common Stock upon becoming directors and additional grants of options to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders at which the director is re-elected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Director Option grant pursuant to the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, annual Director Options. Our Independent Directors are also eligible for automatic stock option awards under our 1997 Stock Option Plan, our 1998 Equity Participation Plan and our 2001 Equity Participation Plan. Each year, the Company makes a determination as to under which equity plan the automatic non-employee option awards will be granted for such year based in part on its review of the available share reserves under such equity plans. In no event will the non-employee directors receive automatic option grants under more than one equity plan during any year.

In addition to the automatically granted Director Options described in the preceding paragraph, the Board may from time to time, subject to applicable limitations of the 2002 Plan, grant additional Director Options which shall be NQSOs with such terms and conditions as may determined by the Board in its absolute discretion.

Restricted Stock. The Compensation Committee is authorized to determine (1) which key employees and consultants of the Company or any subsidiary should be issued restricted stock, (2) the number of shares of restricted stock to be issued to such key employees and consultants and (3) the terms and conditions applicable to such restricted stock, consistent with the 2002 Plan. Restricted stock issued under the 2002 Plan is subject to such restrictions as the Compensation Committee may provide in the terms of each individual restricted stock agreement, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance. Restricted stock typically may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met and in the event of the grantee’s termination of employment or consultancy, although the Compensation Committee may make exceptions, based on the reason for termination or on other factors. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire, and with respect to persons subject to Section 16 of the Exchange Act, in no event until at least six months and one day have elapsed from the date on which the restricted stock was issued.

Deferred Stock. Deferred stock may be awarded to eligible participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Like restricted stock, deferred stock may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

SARs. The Compensation Committee may grant SARs having terms and conditions consistent with the 2002 Plan to employees or consultants in connection with Options or other awards, or separately. SARs granted by the Compensation Committee in connection with Options entitle the optionee to surrender unexercised to the Company a portion of the Option to which the SAR relates in exchange for an amount determined by multiplying (1) the difference obtained by subtracting the Option purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (2) the number of shares of Common Stock with respect to which the SAR has been exercised. SARs granted by the Compensation Committee independent of Options granted under the 2002 Plan entitle the grantee to exercise all or a specified portion of the SAR (at the exercise price per share of Common Stock subject to such SAR set by the Compensation Committee) in exchange for an amount determined by multiplying (1) the difference obtained by subtracting the SAR purchase price from the fair market value of a share of Common Stock on the date of exercise of the SAR by (2) the number of shares of Common Stock with respect to which the SAR has been exercised. The amounts determined above may be paid by the grantee of an SAR in cash, in Common Stock (based on its fair market value as of the date the SAR is exercised) or a combination of both, as determined by the Compensation Committee.

Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2002 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Compensation Committee in the SAR agreements. The Compensation Committee may elect to pay SARs in cash or in Common Stock or in a combination of both. Generally, an SAR which is unrelated to an Option granted under the 2002 Plan will not be exercisable during the first six months after such SAR is granted if the grantee is then subject to Section 16 of the Exchange Act.

Dividend Equivalents. The Compensation Committee may grant dividend equivalents to any key employee or consultant selected by the Compensation Committee based on the dividends declared on Common Stock during the period between the date an Option, SAR, deferred stock or performance award is granted, and the date such Option, SAR, deferred stock or performance award is exercised, vests or expires, as determined by the Compensation Committee. With respect to dividend equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such dividend equivalents will be payable regardless of whether such Option is exercised.

Performance Awards. The Compensation Committee may grant performance awards to any key employee or consultant selected by the Compensation Committee. Generally, these Awards will be based upon specific performance targets and may be paid in cash or in Common Stock or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of the Company’s Common Stock over a predetermined period. Performance awards may also include bonuses which may be granted by the Compensation Committee on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both, as determined by the Compensation Committee.

Stock Payments. The Compensation Committee may grant stock payments to any key employee or consultant of the Company in the form of shares of Common Stock or an Option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

Stock Purchase Rights. The Compensation Committee may grant to any eligible individual the right to purchase shares of Common Stock under the 2002 Plan (“Stock Purchase Rights”) from time to time, in such amounts and subject to such terms and conditions as the Compensation Committee may determine. The Compensation Committee shall determine the purchase price for Common Stock purchased pursuant to Stock Purchase Rights granted under the 2002 Plan; provided, that the purchase price for shares of Common Stock purchased pursuant to any Stock Purchase Right granted under the 2002 Plan shall be no less than the fair market value of such Common Stock as of the date of purchase.

Agreements; Consideration to the Company. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award. The dates on which options or other Awards under the 2002 Plan first become exercisable and on which they expire will be set forth in individual Award agreements setting forth the terms of the Awards.

In consideration of the granting of an option, SAR or other Award under the 2002 Plan, the employee, consultant or director to whom such option, SAR or other Award is granted will agree, in such agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any subsidiary for a period of at least six months (or such shorter period as may be fixed in the agreement or by action of the Compensation Committee, or the Board with respect to Director Options, following the grant of the option, SAR or other Award) after the option, SAR or other Award is granted. Nothing in the 2002 Plan or in any such agreement will confer upon any optionee any right to continue in the employ of, or as a consultant for, or as a director of the Company or any subsidiary, or will interfere with or restrict in any way the rights of the Company or any subsidiary to discharge any optionee at any time for any reason whatsoever, with or without cause.

General Terms of Awards under the 2002 Plan

Non-Assignability. No option, SAR or other Award granted under the 2002 Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distributions or pursuant to a qualified domestic relations order, although the shares underlying such Awards may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

Adjustments upon Change in Capitalization. The Compensation Committee (or the Board with respect to Director Options) has the discretion to make appropriate adjustments in the number and kind of securities subject to the 2002 Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event. In the event of an equity restructuring, (1) the number and type of securities subject to each outstanding award and the grant or exercise price per share for each outstanding award, if applicable, will be proportionately adjusted, and (2) the Compensation Committee (or the Board with respect to Director Options) will make proportionate adjustments to reflect such equity restructuring with respect to the aggregate number and type of shares that may be issued under the 2002 Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to awards to a participant during any calendar year).

Extraordinary Corporate Events. The Compensation Committee (or the Board with respect to Director Options) has discretion under the 2002 Plan to provide that Options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified “extraordinary corporate events”; but in such event the Compensation Committee (or the Board with respect to Director Options) may also give optionees and other grantees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or other Awards have not yet become fully exercisable, and the Compensation Committee (or the Board with respect to Director Options) may also provide that all restrictions imposed on some or all shares of restricted stock and/or deferred stock shall lapse, and some or all shares of restricted stock may cease to be subject to the Company’s right to repurchase after such event.

Effect of Change in Control/ Corporate Transaction. Notwithstanding anything in the 2002 Plan or the provisions of any Award to the contrary, in the event of a Change in Control or a Corporate Transaction (each as defined in the 2002 Plan), each outstanding Award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such Award and, as applicable, may be exercised for any or all of the shares of Common Stock subject to the Award.

For purposes of the 2002 Plan, the terms “Change in Control” and “Corporate Transaction” have the same meanings as given to the terms under our 2001 Equity Participation Plan and described above under Proposal 2.

Transfer Restrictions. The Compensation Committee (or the Board with respect to Director Options), in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such other restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Compensation Committee may require the employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an ISO, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The Compensation Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.

Loans to Plan Participants. The 2002 Plan specifies that the Company may make loans to participants to enable them to exercise options, purchase shares or realize the benefits of other Awards granted under the 2002 Plan to the extent permitted by applicable law. The terms and conditions of such loans, if any are made, are to be set by the Compensation Committee. No such loans may be made to persons who are our executive officers or directors.

Withholding Tax Obligations. As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any option or other Award granted under the 2002 Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other Awards, subject to the discretion of the Compensation Committee (or the Board with respect to Director Options) to disapprove such use. In addition, the Compensation Committee may grant to employees a cash bonus in the amount of any tax related to Awards.

Securities Law

The 2002 Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The 2002 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2002 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Certain Federal Income Tax Consequences With Respect to the 2002 Plan

The U.S. federal income tax consequences of the 2002 Plan are the same as those described above under Proposal 2 with respect to the 2001 Plan. The description of the U.S. federal income tax consequences with respect to “deferred stock” granted under the 2002 Plan are the same as those with respect to “restricted stock units” discussed under Proposal 2 above.

Section 162(m) Limitation. In general, under Section 162(m) of the Code (“Section 162(m)”), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the 2002 Plan is approved by stockholders, the award of the options or SARs are made by a committee of the Board consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s stockholders.

The 2002 Plan has been designed to permit the Compensation Committee to grant stock options and SARs which will qualify as “performance-based compensation.” In addition, to permit Awards other than stock options and SARs to qualify as “performance-based compensation,” the 2002 Plan provides that the Compensation Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets which are related to one or more of the following performance criteria: (1) net income, (2) pre-tax income, (3) operating income, (4) cash flow, (5) earnings per share, (6) return on equity, (7) return on invested capital or assets (8) cost reductions or savings, (9) funds from operations, (10) appreciation in the fair market value of Common Stock, and (11) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

Awards Granted under the 2002 Plan

The following table sets forth information about prior grants under the 2002 Plan to our executive officers, non-executive directors and employees.

2002 Equity Participation Plan

Name and Position	Number of Shares of Restricted Stock Granted (#)(1)	Number of Shares Subject to Options Granted (#)(1)
Robert E. Price	0	0
—Chairman of the Board; Chief Executive Officer

John M. Heffner	16,000	40,000
—Executive Vice President and Chief Financial Officer

Jose Luis Laparte	281,400	50,000
—President

Robert M. Gans	16,000	0
—Executive Vice President, General Counsel and Secretary

William J. Naylon	16,000	0
—Executive Vice President and Chief Operating Officer

All Executive Officers as a Group	393,400	133,000

All Non-Executive Directors as a Group	0	23,000	(2)

All Non-Executive Officer Employees as a Group	138,170	98,250	(3)

(1)	The closing price of the Company’s Common Stock on December 1, 2008 was $11.09. Amounts shown are gross awards and do not reflect subsequent cancellations or forfeitures.

(2)	Pursuant to the terms of the 2002 Plan, each Independent Director is entitled to receive automatic Option awards, as described above under “—Awards Under the 2002 Plan—Director Options.” Our Independent Directors are also eligible for automatic Option awards under our 1997 Stock Option Plan, our 1998 Equity Participation Plan and our 2001 Equity Participation Plan. Each year, our Board makes a determination as to under which equity plan the automatic Independent Director Option awards will be granted for such year based in part on its review of the available share reserves under such equity plans. In no event will the Independent Directors receive automatic Option grants under more than one equity plan during any year.

(3)	Only Independent Directors of the Company are eligible to receive automatic grants under the 2002 Plan. All other grants under the 2002 Plan are within the discretion of the Board or the Compensation Committee and the benefits of such grants are, therefore, not determinable.

Recommendation of the Board of Directors

The Board recommends that stockholders vote FOR the approval of the amendment to the 2002 Equity Participation Plan of PriceSmart, Inc. increasing the number of shares of Common Stock reserved for issuance under the 2002 Plan from 750,000 to 1,250,000 shares. Proxies solicited by the Board will be so voted unless stockholders specify otherwise on the accompanying Proxy.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 31, 2008 by (1) each of its directors, (2) each of its Named Executive Officers, (3) each person or group known by it to own beneficially more than 5% of the Common Stock and (4) all directors and executive officers as a group.

Name and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Shares of Common Stock Beneficially Owned
Robert E. Price (3)(4)	12,863,109	43.4%
Gonzalo Barrutieta	—	*
Murray L. Galinson (3)(5)	9,791,373	33.1%
Katherine L. Hensley (6)	17,065	*
Leon C. Janks (7)	14,690	*
Lawrence B. Krause (8)	23,940	*
Jack McGrory (3)(9)	9,743,635	32.9%
Edgar A. Zurcher	—	*
Jose Luis Laparte (10)	357,346	1.2%
John Heffner (11)	52,494	*
Robert M. Gans (12)	58,350	*
William J. Naylon (13)	33,595	*
Keene Wolcott (14)	31,400	*
The Price Group (15) 7979 Ivanhoe Ave., Suite 520 La Jolla, CA 92037	14,216,172	47.8%
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	1,709,046	5.8%
Grupo Gigante, S.A. de C.V. Ave. Ejercito Nacional 769-A Delegacion Miguel Hidalgo Col. Nueva Granada 11520 Mexico, D.F., Mexico	1,667,333	5.6%
All executive officers and directors as a group (16 persons) (16)	13,606,439	45.7%

*	Less than 1%.

(1)	Except as indicated, the address of each person named in the table is c/o PriceSmart, Inc., 9740 Scranton Road, San Diego, California 92121.

(2)	Beneficial ownership of directors, executive officers and 5% or more stockholders includes both outstanding shares and shares issuable upon exercise or conversion of options, warrants or other securities that are currently exercisable or convertible or will become exercisable or convertible within 60 days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of stock beneficially owned by them.

(3)

Messrs. R. Price, Galinson, McGrory and Sol Price are co-managers of The Price Group, LLC. As such, for purposes of this table, they are each deemed to beneficially own 5,845,890 shares of Common Stock held by The Price Group. Each of Messrs. R. Price, Galinson, McGrory and S. Price has shared voting and dispositive powers with respect to, and disclaims beneficial ownership of, the shares held by The Price Group. In addition, Messrs. R. Price, Galinson, McGrory and S. Price are directors of Price Charities (fka San Diego Revitalization Corp.). As such, for purposes of this table, they are each deemed to beneficially own 3,885,335 shares of Common Stock held by Price Charities. Each of Messrs. R. Price, Galinson, McGrory and S. Price has shared voting and dispositive powers with respect to, and disclaims beneficial ownership of, the shares held by Price Charities. If the percentages of shares of Common Stock beneficially owned by Messrs. R. Price, Galinson, McGrory and S. Price were calculated without regard to the shares held by The Price Group or Price Charities, they would own 10.6%, 0.2%, 0.0% and 3.0%, respectively, of the Common Stock.

(4)	Includes 2,245,168 shares of Common Stock held by the Robert & Allison Price Charitable Remainder Trust, of which Mr. R. Price is a trustee. Also includes 829,691 shares of Common Stock held by the Robert and Allison Price Trust, of which Mr. R. Price is a trustee. Also includes 56,415 shares of Common Stock held by trusts for the benefit of Mr. R. Price’s children, of which Mr. R. Price is a trustee.

(5)	Includes 7,400 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 40,248 shares of Common Stock held by trusts for the benefit of Mr. R. Price’s children, of which Mr. Galinson is a trustee.

(6)	Includes 6,400 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(7)	Includes 6,400 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(8)	Includes 6,400 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 7,540 shares of Common Stock held by the Krause Family Limited Partnership, of which Mr. Krause is a general partner, and 10,000 shares of Common Stock held by the Krause Family Trust, of which Mr. Krause is a trustee.

(9)	Includes 7,200 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table. Also includes 5,210 shares of Common Stock held by a trust for the benefit of Mr. S. Price’s grandson, of which Mr. McGrory is a co-trustee. Mr. McGrory disclaims beneficial ownership of the shares held by the trust.

(10)	Includes 90,000 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table and 221,400 shares of restricted Common Stock that are subject to vesting restrictions.

(11)	Includes 24,000 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table and 24,600 shares of restricted Common Stock that are subject to vesting restrictions.

(12)	Includes 30,000 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table and 24,600 shares of restricted Common Stock that are subject to vesting restrictions.

(13)	Includes 24,600 shares of restricted Common Stock that are subject to vesting restrictions.

(14)	Includes 1,400 shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(15)	The Price Group is comprised of The Price Group, LLC, the Price Charities, Mr. R. Price, Mr. S. Price, Mr. Galinson, Mr. McGrory, Mr. Wolcott, Mr. Laparte, Sherry Bahrambeygui and William Gorman. Please see notes (3), (4), (5), (9), (10) and (14). Includes 601,159 shares of Common Stock held by the Sol and Helen Price Trust, of which Mr. S. Price is a trustee, 290,600 shares held by the Price Family Charitable Trust, of which Mr. S. Price is a trustee, and 40,248 shares held by Ms. Bahrambeygui.

(16)	See notes (3)-(14). Also includes (a) 11,975 shares of Common Stock beneficially owned by Brud Drachman, 1,000 of which are subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table and 9,600 of which are shares of restricted Common Stock subject to vesting restrictions, (b) 15,360 shares of Common Stock beneficially owned by John D. Hildebrandt, all of which are subject to vesting restrictions, (c) 26,462 shares of Common Stock beneficially owned by Thomas Martin, 12,500 of which are subject to options that are currently exercisable or will become exercisable within 60 days after the date of this table and 9,600 shares of restricted Common Stock that are subject to vesting restrictions, and (d) 15,595 shares of Common Stock beneficially owned by Edward Oats, 9,600 of which are subject to vesting restrictions.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company and their ages as of October 31, 2008 are as follows:

Name	Position	Age
Robert E. Price	Chief Executive Officer	66
Jose Luis Laparte	President	42
John M. Heffner	Executive Vice President and Chief Financial Officer	54
Robert M. Gans	Executive Vice President, Secretary and General Counsel	59
William J. Naylon	Executive Vice President and Chief Operating Officer	46
Thomas D. Martin	Executive Vice President—Merchandising	52
Edward Oats	Executive Vice President—Information Technology	47
Brud E. Drachman	Executive Vice President—Construction Management	53
John D. Hildebrandt	Executive Vice President—Central America Operations	50
Jack McGrory	Executive Vice President—Real Estate and Development	59

Robert E. Price has been Chairman of the Board of the Company since July 1994 and Chief Executive Officer of the Company since April 2006. He served as Interim Chief Executive Officer of the Company from April 2003 until April 2006 and also served as Interim President of the Company from April 2003 until October 2004. Mr. Price also served as President and Chief Executive Officer of the Company from July 1994 until January 1998. Additionally, Mr. Price served as Chairman of the Board of Price Enterprises, Inc. (“PEI”) from July 1994 until November 1999 and was President and Chief Executive Officer of PEI from July 1994 until September 1997. Mr. Price was Chairman of the Board of Price/Costco, Inc. (“Costco”) from October 1993 to December 1994. From 1976 to October 1993, he was Chief Executive Officer and a director of The Price Company (“TPC”). Mr. Price served as Chairman of the Board of TPC from January 1989 to October 1993, and as its President from 1976 until December 1990. Mr. Price has been a Manager of The Price Group, LLC since August 2000.

Jose Luis Laparte has been a director of the Company since February 2008 and President of the Company since October 2004, having served as a consultant for the Company from December 2003 to October 2004. Prior to joining the Company as a consultant, Mr. Laparte worked more than 14 years for Wal-Mart Stores, Inc. in Mexico and the United States in progressively responsible positions. From October 2002 through September 2003, he served as Vice President of Sam’s International, where he directed and managed the company’s operations, finance, sales, marketing, product development and merchandising. From May 2000 to October 2002, he served as Vice President, Wal-Mart de Mexico, responsible for sales and the expansion of the Sam’s Club format in Mexico.

John M. Heffner has been Executive Vice President and Chief Financial Officer of the Company since January 2004 after having served as a consultant to the Company on financial matters from September 2003 through December 2003. From February 2000 until August 2003, Mr. Heffner was Vice President of Finance and Chief Financial Officer of Kyocera Wireless Corp. Mr. Heffner’s previous professional experience was with Digital Equipment Corporation where he held a variety of financial management roles over a 20 year period, and more recently with QUALCOMM Incorporated, where he was a Vice President of Finance from July 1998 until February 2000.

Robert M. Gans has been Executive Vice President, General Counsel and Secretary of the Company since August 1997 and was Executive Vice President and General Counsel of PEI from October 1994 until July 1997. Mr. Gans graduated from the UCLA School of Law in 1975 and actively practiced law in private practice from 1975 until 1994. From 1988 until October 1994, Mr. Gans was the senior member of the law firm of Gans, Blackmar & Stevens, A.P.C., of San Diego, California.

William J. Naylon has been Executive Vice President and Chief Operating Officer of the Company since January 2002. Mr. Naylon served as Executive Vice President—Merchandising of the Company from July 2001 until January 2002 and as Senior Vice President of the Company from March 1998 until July 2001. From September 1995 through February 1998, Mr. Naylon was Managing Director for the Company’s licensee warehouse club operation in Indonesia. Prior to joining the Company, Mr. Naylon was a General Manager for Costco and had served in various management roles for TPC.

Thomas D. Martin has been Executive Vice President—Merchandising of the Company since October 1998 and served as Senior Vice President of the Company from August 1997 to September 1998. Mr. Martin previously served as Vice President of PEI from August 1994 until July 1997, directing merchandising strategies and product sourcing for its international merchandising business, in addition to managing its trading company activities. Prior to joining PEI as Vice President in August 1994, Mr. Martin served as Vice President of Costco from October 1993 to December 1994 and had served in various management roles for TPC.

Edward Oats has been Executive Vice President—Information Technology of the Company since October 2008 and served as Executive Vice President—Information Technology and Logistics from November 2002 to September 2008. Mr. Oats previously served as Senior Vice President—Logistics/Information Technology of the Company from May 2000 to October 2002, Vice President of Information Technology of the Company from August 1997 to April 2000, and as International IT Manager of PEI from 1993 to 1997. From 1982 to 1993, Mr. Oats served in several positions in TPC operations and management.

Brud E. Drachman has been Executive Vice President—Construction Management of the Company since November 2005, served as Executive Vice President—Real Estate and Construction of the Company from February 2005 through October 2005 and had served as Executive Vice President—Construction and Private Label Merchandising from November 2004 until January 2005. Mr. Drachman had served as Executive Vice President—Real Estate and Construction of the Company from November 2002 until October 2004 and served as Senior Vice President—Real Estate and Construction of the Company from August 1998 to October 2002. Mr. Drachman previously served as Vice President—Real Estate and Construction at PEI from August 1994 to August 1997. Prior to joining PEI in 1994, Mr. Drachman served as Project Manager at TPC beginning 1987.

John D. Hildebrandt has been Executive Vice President—Central America Operations since August 2003. Mr. Hildebrandt served as Executive Vice President—Caribbean and Asia Operations from July 2001 until July 2003 and served as Senior Vice President of the Company from September 2000 until July 2001. Mr. Hildebrandt previously served as Vice President of the Company from September 1998 until August 2000, overseeing operations in Central America. Mr. Hildebrandt served as the Company’s Country Manager in the Philippines and Panama from August 1997 until August 1998, and as PEI’s Country Manager in the Philippines and Panama from 1996 until the Company was spun off from PEI in August 1997. Prior to joining PEI as Country Manager in 1996, Mr. Hildebrandt was a Senior Operations Manager of Costco from 1994 through 1996, and had served in various management roles for TPC since 1979.

Jack McGrory has been a director of the Company since November 2000 and was appointed Executive Vice President—Real Estate and Development in December 2006. Mr. McGrory served as Chairman of the Board of Price Legacy from September 2001 until December 2004, served as President and Chief Executive Officer of Price Legacy from October 2003 until December 2004, and was President and Chief Executive Officer of PEI from September 1997 until November 1999. Mr. McGrory also serves as a director of the San Diego Padres, L.P. and was its Executive Vice President and Chief Operating Officer from September 1999 until August 2000. From March 1991 through August 1997, Mr. McGrory served as City Manager of San Diego. Mr. McGrory has been a Manager of The Price Group since August 2000.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of our Board, comprised entirely of independent directors, administers our executive compensation program. The role of the Compensation Committee is to oversee our compensation and benefit plans and policies, administer our stock plans and review and approve annually all compensation decisions relating to all executive officers.

The compensation programs are intended to provide a link between the creation of stockholder value and the compensation earned by our named executive officers and has been designed to:

•	Attract, motivate and retain superior talent;

•	Encourage high performance and promote accountability;

•	Align compensation with our performance and stockholder returns;

•	Provide performance awards for the achievement of financial and operational targets and strategic objectives that are critical to our long-term growth; and

•	Ensure that the executive officers have financial incentives to achieve substantial growth in stockholder value.

To achieve these objectives, the Compensation Committee, which is comprised of members who have knowledge of executive compensation levels of other companies by virtue of their professional background, experience and dealings external to PriceSmart, has implemented and intends to maintain compensation plans that tie a portion of the executives’ overall compensation to key financial and operational goals.

The compensation of our named executive officers is composed of base salaries, an annual corporate incentive bonus plan and long-term equity incentives in the form of restricted stock. In determining specific components of compensation, the Compensation Committee considers each officer’s performance, level of responsibility, skills and experience, and other compensation awards or arrangements. The Compensation Committee reviews and approves all elements of compensation for all of our named executive officers taking into consideration recommendations from management. The Compensation Committee reviews and approves all annual bonus awards for all executives and restricted stock awards for all employees.

Our President, in consultation with our Chief Executive Officer, sets salaries and bonus opportunities for employees below the level of Executive Vice President and makes recommendations with respect to restricted stock awards to people at these levels. He likewise makes recommendations with respect to salary, bonus eligibility and restricted stock awards for our Executive Vice Presidents. Our President and Chief Financial Officer also gather information and provide compensation recommendations in response to requests from the Compensation Committee. The information includes historical salary and bonus payments to PriceSmart executives, internal equity comparisons, and the financial impact of a particular decision. After gathering this input and receiving these recommendations, the Compensation Committee determines the compensation of our named executive officers in executive session.

The Compensation Committee establishes individual executive compensation at levels the Committee believes are comparable with those of executives in other companies of similar size and stage of development operating in retail industries, taking into account our relative performance and our own strategic goals. Management utilized Equilar Inc.’s ExecutiveInsight research database, a resource for referencing executive compensation and analyzing executive pay trends, to aid the Compensation Committee in the identification of a peer group of publicly traded companies so that the Compensation Committee could consider competitive market data in determining our named executive officers’ fiscal year 2008 compensation program and compensation levels. In establishing 2008 compensation levels for our named executive officers, the Compensation Committee evaluated the compensation practices of the following San Diego and U.S. based retail companies with annual revenues ranging from $600 million to $9.6 billion: Charlotte Russe Holding, Inc., Factory 2 U Stores, Inc., Pacific Sunwear of California, Inc., PETCO Animal Supplies, Inc., The Wet Seal, Inc., 99¢ Only Stores, Big Lots, Inc., BJ’s Wholesale Club, Inc., Dollar General Corporation, Dollar Tree, Inc., Duckwall-ALCO Stores, Inc., Family Dollar Stores, Inc., Fred’s, Inc. and Retail Ventures, Inc. As part of this process, the Compensation Committee reviews the mix of the compensation elements for our named executive officers against the compensation data for positions similar to those held by such officers with our peer group of companies. Equilar draws data from proxy statements and reports filed with the Securities and Exchange Commission.

Based on the objectives outlined above, the Compensation Committee strives to set target total compensation opportunity levels and the individual components of compensation to be competitive with the market that we compete in for executive talent. The Compensation Committee does not, however, guarantee that any executive will receive a specific market-derived compensation level.

Compensation data for our peer group of companies is only one of the many factors our Compensation Committee considers in setting compensation for our named executive officers and actual compensation may vary based on our Compensation Committee’s review of other considerations, including our company’s and the individual named executive officer’s performance and the value of the executive’s leadership and other skills to our company.

Our named executive officers may also realize compensation above target opportunity levels based on achieving outstanding results for our stockholders, which is measured in large part based on our performance relative to the annual financial goals set by the Compensation Committee. This approach is intended to ensure that there is a direct relationship between our overall performance in the achievement of its financial and operational goals and each individual named executive officer’s total compensation.

Except as described above, our Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. This is due to the small size of our executive team and the need to tailor each executive’s award to attract and retain that executive.

Elements of Compensation

Executive compensation consists of the following elements:

Base Salary. Base salaries for our named executive officers are generally established based on the scope of their responsibilities, level of experience and individual performance, taking into account both external competitiveness and internal equity considerations. The goal for the base salary component is to compensate executives at a level that approximates the salaries of individuals in comparable positions and markets. Base salaries are reviewed annually, and adjusted from time to time to address inflation and to take into account individual responsibilities, performance and experience.

Base salaries for named executive officers were adjusted in January 2008. Mr. Laparte received an increase of $18,000 (4.7%), Mr. Heffner received an increase of $14,400 (6%), Mr. Gans received an increase of $8,000 (3%), and Mr. Naylon received an increase of $15,000 (6%). These increases were intended to address inflation and to maintain a competitive pay structure with the external market. Mr. Naylon received an additional increase in July 2008 of $18,000 to reflect an increase in his responsibilities related to a management reorganization that now has Mr. Naylon responsible for the Company’s distribution and logistics operations in addition to his prior responsibilities. Mr. Price’s base salary was not adjusted in the past year.

Annual Management Bonus Program. The Company emphasizes pay-for-performance through an annual management bonus program. All PriceSmart employees with at least six months of service who meet a minimum level of acceptable performance are eligible to participate in the program. Under the program, the Compensation Committee sets targets for each participant, which are awarded if the Company achieves a targeted level of operating income approved by the Compensation Committee. Mr. Laparte’s target bonus amount for 2008 was $100,000, and his target bonus for 2009 is $100,000. The target bonuses for executive vice presidents were 15% of base salary for 2008 and remain at the same level for 2009. In 2008, a percentage of each named executive officer’s total compensation was contingent upon the Company’s achieving specified percentages, ranging from 90% to 120% of targeted operating income of $35.9 million. Minimum performance of 90% of targeted operating income was required for any payouts under the 2008 program, with performance between 90% and 100% of targeted operating income resulting in bonuses at 25% of target for operating income at 90-94% of target, 50% at 95-96% of targeted operating income and 75% at 97-99% of targeted operating income. For achievement of greater than 100% of targeted operating income, additional bonus amounts are earned on a linear basis of up to a maximum of 150% of an executive’s target bonus for 120% of targeted operating income achievement.

For fiscal 2008, our operating income was $48.4 million. As a result, we paid out annual incentive bonuses to each of our named executive officers at 150% of target. The amounts paid to the named executive officers under the annual management bonus program for fiscal 2008 are disclosed below in the Summary Compensation Table as Non-Equity Incentive Plan Compensation. The named executive officers received the bonus amounts dictated by the 2008 Management Bonus Program without adjustment by the Compensation Committee.

Under the 2009 program, minimum performance of 90% of targeted operating income will be required for any payouts, with performance between 90% and 100% of targeted operating income resulting in bonuses at 25% of target for operating income at 90-94% of target, 50% at 95-96% of targeted operating income and 75% at 97-99% of targeted operating income. For achievement of greater than 100% of targeted operating income, additional bonus amounts are earned on a linear basis of up to a maximum of 150% of an executive’s target bonus for 120% of targeted operating income achievement. Notwithstanding these performance targets, the Compensation Committee retains discretion in determining whether to grant a bonus to each named executive officer.

The Compensation Committee reserves the right to apply its judgment to the year-end bonus pool funding based on factors that may affect reported operating income, both positively and negatively, and specifically approves the payments made to the Company’s named executive officers. We do not currently have any standing guidelines regarding the exercise of such judgment by the Compensation Committee.

Long-Term Incentive Compensation. We believe that long-term incentives are an integral part of the overall executive compensation program and that the Company’s long-term performance will be enhanced through the use of equity awards that reward our executives for maximizing stockholder value over time. While we previously used stock options as the primary long-term equity incentive vehicle, in January 2006 we instead began using restricted stock awards. The restricted stock awards typically vest on an annual basis based upon continued employment over a five-year period. We have not adopted stock ownership guidelines.

In fiscal 2008, our named executive officers were awarded restricted stock in the amounts indicated in the section entitled “Grants of Plan-Based Awards.”

We expect to continue to use restricted stock as our primary long-term incentive vehicle because:

•	restricted stock and the related vesting period help attract and retain executives;

•

the value received by the recipient of a restricted stock award can be enhanced by the growth of the stock price; therefore, restricted stock enhances the executives’ incentive to increase our stock price and maximize stockholder value; and

•

restricted stock helps to provide a balance to the overall executive compensation program as base salary and our annual bonus plan focus on short-term compensation, while restricted stock awards reward executives for increases in stockholder value over the longer term.

In determining the number of shares of restricted stock to be granted to our named executive officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the value of restricted stock in relation to other elements of the individual executive’s total compensation. All awards of restricted stock are made by the Compensation Committee, except that our full Board will take action with respect to any equity awards made to our non-employee directors. The Company does not have equity ownership requirements or guidelines.

Our named executive officers recognize taxable income from restricted stock awards when and as shares vest. On each vesting date, we repurchase a portion of the shares vesting on such vesting date from the participant to cover the tax obligations triggered by the vesting. We repurchase the shares at their fair market value on the date of vesting. We pay the purchase price for the shares we repurchase directly to the taxing authorities. We generally receive a corresponding tax deduction for compensation expense in the year of vesting. The amount included in the participant’s wages upon such vesting, and the amount we may deduct, is equal to the common stock price when the shares vest multiplied by the number of shares vesting.

In fiscal year 2008, Mr. Laparte received an award of 125,000 shares of restricted stock which will vest over a five-year period. The Compensation Committee made these grants to Mr. Laparte to recognize his unique and substantial contribution to the current and future success of the Company and to provide a significant retention incentive. In fiscal 2008, Messrs. Gans, Heffner and Naylon each received awards of 15,000 shares of restricted stock which will vest over a five-year period. The number of shares granted was approximately the same as the number of shares granted to these executives in fiscal 2006, when they each received grants totaling 16,000 shares. Of the fiscal 2006 grant, 40% had vested and only three more years of vesting remained. The fiscal 2008 grants were intended to provide ongoing incentive to maximize stockholder value and to add an additional two years of award vesting for retention purposes.

Other Benefits. Our named executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, long and short-term disability and life insurance, in each case on the same basis as our other employees. We also offer to our President a housing allowance and travel benefits in accordance with his employment agreement described below. The Compensation Committee believes that these perquisites are no greater than our competitors’ practices.

Summary of Compensation

The following table shows information regarding the compensation earned by any person who served as our Chief Executive Officer or Chief Financial Officer during fiscal year 2008, and our three other most highly compensated executive officers who were serving as executive officers at August 31, 2008. We refer to these persons as our “named executive officers” elsewhere in this proxy statement. Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of $10,000 annually.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Robert Price	2008	$350,000	—	—	—	$0	$0		$350,000
—Chief Executive Officer	2007	$277,244	—	—	—	—	—		$277,244

John M. Heffner	2008	$249,800	—	$419,250		$57,285	$15,344	(3)	$741,679
—Executive Vice President and Chief Financial Officer	2007	$235,677	—	—	—	$48,040	$11,920	(3)	$295,627

Jose Luis Laparte	2008	$394,000	—	$3,493,750		$150,000	$141,524	(4)	$4,179,274
—President	2007	$378,266	—	$2,195,660	—	$133,333	$110,518	(4)	$2,817,777

Robert M. Gans	2008	$270,633	—	$419,250		$61,493	$14,557	(5)	$765,933
—Executive Vice President, Secretary and General Counsel	2007	$262,700	—	—	—	$53,060	$27,375	(5)	$343,135

William J. Naylon	2008	$260,000	—	$419,250	—	$63,000	$16,645	(6)	$758,895
—Executive Vice President and Chief Operating Officer	2007	$244,333	—	—	—	$49,400	$14,050	(6)	$307,783

(1)	Represents annual compensation cost for fiscal 2008 or fiscal 2007 of restricted stock awards granted to our named executive officers in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” or FAS 123(R). For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended August 31, 2008, filed with the SEC on November 12, 2008.

(2)	Represents annual compensation cost for fiscal 2008 or fiscal 2007 in accordance with FAS 123(R) of options to purchase our Common Stock granted to our named executive officers. For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended August 31, 2008, filed with the SEC on November 12, 2008.

(3)	For fiscal 2008, represents dividend payments of $5,984 and 401(k) matching contributions made by the Company totaling $9,360. For fiscal 2007, represents a dividend payment of $2,048, health benefits of $263 and 401(k) matching contributions made by the Company totaling $9,609.

(4)	For fiscal 2008, represents dividend payments of $63,200, 401(k) matching contributions made by the Company totaling $8,858, housing allowance payments totaling $50,004 and tax-gross up payments totaling $19,462. For fiscal 2007, represents a dividend payment of $24,000, health benefits of $263, 401(k) matching contributions made by the Company totaling $17,176, housing allowance payments totaling $50,004 and tax gross-up payments totaling $19,075.

(5)	For fiscal 2008, represents dividend payments of $5,984 and 401(k) matching contributions made by the Company totaling $8,573. For fiscal 2007, represents a dividend payment of $2,048, health benefits of $301, 401(k) matching contributions made by the Company totaling $9,676 and a special bonus of $15,350.

(6)	For fiscal 2008, represents dividend payments of $5,984 and 401(k) matching contributions made by the Company totaling $10,661. For fiscal 2007, represents a dividend payment of $2,048, health benefits of $301 and 401(k) matching contributions made by the Company totaling $11,701.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards for the year ended August 31, 2008 to the named executive officers.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimates Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert Price	—	—	—	—	—	—	—	—	—	—	—
—Chief Executive Officer

John M. Heffner	02/01/08	$34,371	$38,190	$57,285	—	—	—	15,000	—	—	$419,250
—Executive Vice President and Chief Financial Officer

Jose Luis Laparte	02/01/08	$90,000	$100,000	$150,000	—	—	—	125,000	—	—	$3,493,750
—President

Robert M. Gans	02/01/08	$36,896	$40,995	$61,493	—	—	—	15,000	—	—	$419,250
—Executive Vice President, Secretary and General Counsel

William J. Naylon	02/01/08	$37,800	$42,000	$63,000	—	—	—	15,000	—	—	$419,250
—Executive Vice President and Chief Operating Officer

(1)	Represents our standard form of restricted stock award. Each restricted stock award vests in five equal installments on an annual basis based upon continued employment over a five-year period measured from the date of grant. Each award is also subject to certain accelerated vesting upon a change in control, as described under “—Equity Incentive Plans” below.

(2)	Represents the full grant date fair value of each individual stock award as computed under FAS 123(R). For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on form 10-K for the year ended August 31, 2008, filed with the SEC on November 12, 2008.

Employment Contracts

The Company has employment agreements with each of its named executive officers other than Mr. Price and Mr. Heffner. Each agreement specifies a term and a base salary amount. Each agreement states that the executive is eligible to participate in the Company’s bonus plan and to receive all other benefits offered to officers under the Company’s standard company benefits practices and plans. Under the agreements, the executive may terminate the agreement at any time on 90 days’ prior written notice. The Company may terminate the agreement for cause upon immediate notice thereof, or upon the death or disability of the executive. The executive may not engage in any activities, with or without compensation, that would interfere with the performance of his duties or that would be adverse to the Company’s interests, without the Company’s prior written consent. In the event that the Company terminates the agreement for any reason other than cause, death or disability, the executive will be entitled to the continuation of his base salary for one year, payable in conformity with the Company’s normal payroll period. If the agreement expires and is not renewed by the Company upon expiration of the employment term with at least the same base annual salary or does not thereafter continue upon other mutually agreeable terms, the executive will be entitled to the continuation of his base salary for one year, reduced by any compensation he may receive from another employer during that year. Except as noted below, the foregoing severance benefits are the exclusive benefits that would be payable to the executive under his agreement by reason of his termination, and the Company is not obligated to segregate any assets or procure any investment in order to fund such severance benefits. The agreements also contain confidentiality provisions and other terms and conditions customary to executive employment agreements.

The following table shows the name and titles of the named executive officers with employment agreements, as well as the minimum base salary specified in each executive’s agreement and the current expiration date.

Executive	Title	Base Salary	Expiration Date
Jose Luis Laparte	President	$400,000	October 8, 2009
William J. Naylon	Executive Vice President and Chief Operating Officer	$280,000	January 31, 2009
Robert M. Gans	Executive Vice President, Secretary and General Counsel	$273,300	October 16, 2009

Pursuant to his agreement, Mr. Laparte also is entitled to receive an annual housing allowance of $50,000, up to 11 round-trip tickets annually to and from Mexico City to San Diego for Mr. Laparte and members of his family and reasonable moving expenses to Mexico at the end of the employment term.

Mr. Price and Mr. Heffner are covered by our standard severance policy. Under the policy, if they are terminated for other than cause, death or disability, they will be entitled to receive a lump sum severance payment equal to their base salary for a period equal to two weeks per completed year of service up to a maximum of 26 weeks.

For purposes of the employment agreements and our standard severance policy, “cause” generally means the executive’s (1) repeated and habitual failure to perform his duties or obligations hereunder, (2) engaging in any act that has a direct, substantial and adverse effect on our interests, (3) personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (4) intentional failure to perform his stated duties, (5) willful violation of any law, rule or regulation which materially adversely affects his ability to discharge his duties or has a direct, substantial and adverse effect on our interests, (6) any material breach of the employment agreement by the executive (if applicable), or (7) the executive’s willful breach of duty in the course of his employment, or habitual neglect of his duty or continued incapacity to perform it.

Equity Incentive Plans

The Company has four equity incentive plans.

1997 PriceSmart Stock Option Plan

The Stock Option Plan of PriceSmart, Inc. (the “1997 Plan”) provides for option grants covering up to 700,000 shares of Common Stock. As of October 31, 2008, 508,109 shares had been issued upon exercise of options granted under the 1997 Plan, options to purchase an aggregate of 62,165 shares of Common Stock at prices ranging from $6.19 to $20.00 per share (other than the annual grants to directors of the Company, which range to $39.00 per share) remained outstanding, and 129,726 shares remained available for future grant. No additional awards will be granted under the 1997 Plan.

Each award agreement under the 1997 Plan provides that in the event of a “Change in Control” or a “Corporate Transaction,” as defined in such award agreements, each outstanding award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such award and, as applicable, may be exercised for any or all of those shares as fully vested shares of Common Stock.

1998 Equity Participation Plan

The 1998 Equity Participation Plan of PriceSmart, Inc. (the “1998 Plan”) provides that the Compensation Committee of the Board or a subcommittee thereof may grant or issue non-qualified stock options, stock purchase rights, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Under the stock purchase feature of the 1998 Plan, the Compensation Committee may grant to any consultant or employee the right to purchase shares of Common Stock (“stock purchase rights”), under the 1998 Plan from time to time, in such amounts and subject to such terms and conditions as the committee may determine, and, at the discretion of the Committee, such determinations may include determining categories of employees and the number of shares to be made available to employees in each such category.

Under the 1998 Plan, each person who is initially elected to the Board and who is an independent director at the time of such initial election automatically shall be granted on the date of such initial election the right to purchase 2,716 shares of Common Stock at a purchase price equal to the fair market value on the date the shares are purchased. Non-employee directors also are eligible to receive grants of non-qualified options under the 1998 Plan upon purchases of shares of Common Stock. For each such director who has purchased at least an aggregate of 500 shares of Common Stock, on the date such person purchases additional shares of Common Stock (other than upon the exercise of stock options), such person automatically will be granted a non-qualified stock option to purchase a number of shares of Common Stock equal to the difference between (1) three times the number of such shares of Common Stock actually purchased and (2) the number of shares of Common Stock subject to options previously granted to such director under this provision of the 1998 Plan. No director, however, may receive options under this provision of the 1998 Plan that are exercisable for more than an aggregate of 8,146 shares of our Common Stock.

The 1998 Plan provides for awards covering up to 700,000 shares of Common Stock. As of October 31, 2008, 221,690 shares had been issued upon exercise of options previously granted under the 1998 Plan, options to purchase an aggregate of 19,250 shares of Common Stock at prices ranging from $6.19 to $20.00 per share remained outstanding, 80,421 shares of Common Stock had been issued under the stock purchase provisions of the 1998 Plan, awards of 372,524 shares of restricted Common Stock had been granted, net of forfeitures, under the 1998 Plan, and 6,119 shares remained available for future grant.

Each award agreement under the 1998 Plan provides that in the event of a “Change in Control” or a “Corporate Transaction,” as defined in such award agreements, each outstanding award shall, immediately prior to the effective date of the Change in Control or Corporate Transaction, automatically become fully vested, exercisable or payable, as applicable, for all of the shares of Common Stock at the time subject to such award and, as applicable, may be exercised for any or all of those shares as fully vested shares of Common Stock.

2001 Equity Participation Plan

For a description of the material terms of the 2001 Plan, please see Proposal 2 above.

2002 Equity Participation Plan

For a description of the material terms of the 2002 Plan, please see Proposal 3 above.

For purposes of each of the 1997 Plan, the 1998 Plan, the 2001 Plan and the 2002 Plan, the terms “Change in Control” and “Corporate Transaction” have the meanings for such terms disclosed under Proposal 2 above.

The Retirement Plan of PriceSmart, Inc.

In 1998, the Company established a retirement plan. The retirement plan is designed to be a “qualified” plan under applicable provisions of The Internal Code of 1986, as amended, covering all employees who have completed three months of service, as defined in the retirement plan. Each year, participants may contribute up to 100% per pay period of their pre-tax annual compensation (as defined in the retirement plan) up to the maximum allowable by the Internal Revenue Code of 1986, as amended. Participants also may contribute amounts representing distributions from other qualified plans. The Company makes a matching contribution equal to 100% of the participant’s elective deferral up to an annual maximum of 4% of base compensation. Although the Company has not expressed any intent to do so, the Company has the right under the retirement plan to discontinue its contributions at any time and to terminate the retirement plan, subject to the provisions of Employee Retirement Income Security Act of 1974, as amended.

All participants in the retirement plan are fully vested in their voluntary contributions and earnings thereon. With regard to the remainder of a participant’s account, sums contributed prior to August 15, 2005 are 50% vested after the completion of two years of service and 100% vested after the completion of his or her third year of service (such vesting based upon the participant’s years of service with the Company, Price Enterprises, Costco, The Price Company and certain affiliated parties). All sums contributed after August 15, 2005 are immediately 100% vested.

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at August 31, 2008 with respect to the named executive officers.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)		Market Value of Shares of Stock That Have Not Vested ($)(2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
Robert Price	—	—	—	—	—	—		—	—	—
—Chief Executive Officer

John M. Heffner	24,000	8,000	—	$6.26	1/1/2010
—Executive Vice President and						9,600	(4)	204,000	—	—
Chief Financial Officer						15,000	(5)	318,750	—	—

Jose Luis Laparte	50,000	—	—	$6.13	5/13/2010
—President	40,000	10,000		$6.19	2/1/2010
						19,200	(4)	408,000	—	—
						100,800	(5)	$2,142,000	—	—
						125,000	(6)	$2,656,250	—	—

Robert M. Gans	30,000	—	—	$6.19	2/2/2010
—Executive Vice President,						9,600	(4)	204,000	—	—
Secretary and General Counsel						15,000	(6)	318,750	—	—

William J. Naylon						9,600	(4)	204,000
—Executive Vice President and Chief Operating Officer						15,000	(6)	318,750	—	—

(1)	Represents our standard form of stock option agreement. Each stock option has a term of six years from the date of grant. Each stock option vests in five equal installments on an annual basis based upon continued employment over a five-year period measured from the date of grant, except that Mr. Laparte’s 50,000 share option expiring May 13, 2010 vested in equal amounts annually over a three-year period. Each award is also subject to certain accelerated vesting upon a change in control, as described under “—Equity Incentive Plans” above.

(2)	Represents our standard form of restricted stock award. Each restricted stock award vests in five equal installments on an annual basis based upon continued employment over a five-year period measured from the date of grant. Each award is also subject to certain accelerated vesting upon a change in control, as described under “—Equity Incentive Plans” above.

(3)	Computed by multiplying the closing market price of the Company’s Common Stock ($21.25) on August 29, 2008 (the last trading day of fiscal 2008) by the number of shares subject to such stock award.

(4)	This award was granted on January 24, 2006.

(5)	This award was granted on December 7, 2006.

(6)	This award was granted on February 1, 2008.

Option Exercises and Shares Vested

The following table sets forth certain information with respect to option and stock exercises during the fiscal year ended August 31, 2008 with respect to the named executive officers.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Robert Price	—	—	—		—
—Chief Executive Officer

John M. Heffner	8,000	$192,064	3,200		$100,032
—Executive Vice President and Chief Financial Officer

Jose Luis Laparte —President	—	—	6,400 23,600	$ $	200,064 757,796

Robert M. Gans	7,000	$63,000	3,200		$100,032
—Executive Vice President, Secretary and General Counsel

William J. Naylon	—	—	3,200		$100,032
—Executive Vice President and Chief Operating Officer

(1)	The value realized upon exercise of an option is calculated based on the number of shares issued upon exercise of such option multiplied by the difference between the fair market value per share on the date of exercise less the exercise price per share of such option.

(2)	The value realized upon vesting of a stock award is calculated based on the number of shares vesting multiplied by the difference between the fair market value per share of our Common Stock on the vesting date less the purchase price per share.

Pension Benefits

Other than our retirement plan, which is described above, we do not have any plan that provides for payments or other benefits at, following, or in connection with, retirement.

Nonqualified Deferred Compensation

We do not have any plan that provides for deferred compensation.

Director Compensation

Each non-employee director receives $20,000 per year for serving on the Board. In addition, non-employee directors who serve on committees of the Board (in a capacity other than chairman of a committee) receive $500 for each meeting attended. The chairmen of the committees of the Board each receive $5,000 per year in addition to their other compensation as directors, except that the chairman of the Audit Committee receives $35,000 per year. Each director is eligible to receive stock options pursuant to the Company’s 1997 Plan, 1998 Plan, 2001 Plan and 2002 Plan. Under each of the 1997 Plan, 1998 Plan, 2001 Plan and 2002 Plan, non-employee directors are entitled to receive initial grants of non-qualified stock options to purchase 3,000 shares of Common Stock upon becoming directors and additional grants of options to purchase 1,000 shares of Common Stock on the date of each annual meeting of stockholders at which the director is re-elected to the Board. Each year, the Company makes a determination as to which equity plan the automatic non-employee option awards will be granted under for such year based in part on its review of the available share reserves under such equity plans. In no event will the non-employee directors receive automatic option grants under more than one equity plan during any year.

Under the 1998 Plan, each person who is initially elected to the Board and who is an independent director at the time of such initial election automatically shall be granted on the date of such initial election the right to purchase 2,716 shares of Common Stock at a purchase price equal to the fair market value on the date the shares are purchased. Non-employee directors also are eligible to receive grants of non-qualified options under the 1998 Plan upon purchases of shares of Common Stock. For each such director who has purchased at least an aggregate of 500 shares of Common Stock, on the date such person purchases additional shares of Common Stock (other than upon the exercise of stock options), such person automatically will be granted a non-qualified stock option to purchase a number of shares of Common Stock equal to the difference between (1) three times the number of such shares of Common Stock actually purchased and (2) the number of shares of Common Stock subject to options previously granted to such director under this provision of the 1998 Plan. No director, however, may receive options under this provision of the 1998 Plan that are exercisable for more than an aggregate of 8,146 shares of our Common Stock.

In April 2008 the Company’s Board granted to directors Hensley, Janks, Krause and Wolcott an award of restricted stock units, entitling each of such directors to 5,000 shares of the Company’s Common Stock, vesting at the rate of 20% per year, commencing on March 29, 2008. Such awards subject to approval of the amendment to the Company’s 2001 Plan by the stockholders of this Company, allowing for the award of restricted stock units to independent directors under that Plan. Such amendment is described in Proposal 2 above.

Directors also receive reimbursement for travel expenses incurred in connection with their duties as directors.

The following table sets forth a summary of the compensation we paid to our non-employee directors in the fiscal year ended August 31, 2008.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Gonzalo Barrutieta	$6,923	—	$3,304	—	—	—	$10,227
Murray Galinson	$20,000	—	$5,030	—	—	—	$25,030
Katherine L. Hensley	$38,750	$134,600	$5,030	—	—	—	$178,380
Leon C. Janks	$63,500	$134,600	$5,030	—	—	—	$203,130
Lawrence B. Krause	$36,500	$134,600	$5,030	—	—	—	$176,130
Keene Wolcott	$22,000	$134,600	$7,258	—	—	—	$163,858
Edgar Zurcher (3)	$10,000	—	$3,929	—	—	—	$13,929

(1)

Represents annual compensation cost for fiscal year 2008 of stock awards over the requisite service period in accordance with FAS 123(R). For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on form 10-K for the year ended August 31, 2008, filed with the SEC on November 12, 2008. In April 2008 the Company’s Board granted to directors Hensley, Janks, Krause and Wolcott an award of restricted stock units, entitling each of said directors to 5,000 shares of the Company’s Common Stock, vesting at the rate of 20% per year, commencing on March 29, 2009. These represent the only stock awards outstanding at the end of fiscal 2008 held by our non-employee directors. The full grant date fair value of each such stock award, as computed under FAS 123(R) was $134,600. These awards are subject to stockholder approval of Proposal 2 at the Annual Meeting.

(2)	Represents annual compensation cost for fiscal year 2008 of options to purchase our Common Stock granted in accordance with FAS 123(R). For information regarding assumptions made in connection with this valuation, please see Note 8 to our consolidated financial statements included in our Annual Report on form 10-K for the year ended August 31, 2008, filed with the SEC on November 12, 2008. The aggregate number of stock option awards outstanding at the end of fiscal 2008 for each director were as follows: Gonzalo Barrutieta, 3,000; Murray Galinson, 10,000; Katherine L. Hensley, 9,000; Leon C. Janks, 9,000; Lawrence B. Krause, 9,000; Keene Wolcott, 5,000; and Edgar Zurcher, 0.

The full grant date fair value of each individual stock option award (on a grant-by-grant basis) as computed under FAS 123(R) is as follows:

Name	Date of Grant	Number of Shares	Grant Date Fair Value
Gonzalo Barrutieta	2/26/2008	3,000	$70,830
Murray Galinson	2/26/2008	1,000	$23,610
Katherine L. Hensley	2/26/2008	1,000	$23,610
Leon C. Janks	2/26/2008	1,000	$23,610
Lawrence B. Krause	2/26/2008	1,000	$23,610
Keene Wolcott	2/26/2008	1,000	$23,610

(3)	Mr. Zurcher resigned as a director on February 8, 2008.

Severance and Change in Control Payments

The Company has entered into agreements and maintains plans that require it to make payments and/or provide benefits to its named executive officers under specified circumstances in the event of a termination of their employment or a change of control. The Company provides for certain severance benefits in the event that a named executive officer’s employment is involuntarily terminated. Such severance benefits are designed to alleviate the financial impact of an involuntary termination through salary continuation and with the intent of providing for a stable work environment. The Company believes that reasonable severance benefits for its named executive officers are important because it may be difficult for the Company’s executive officers to find comparable employment within a short period of time following certain qualifying terminations. In addition to normal severance, the Company provides for accelerated vesting of all equity awards for all of its employees in the event of a change in control as a means reinforcing and encouraging the continued attention and dedication of its employees to their duties of employment without personal distraction or conflict of interest in circumstances which could arise from the occurrence of a change in control. The Company believes that the interests of stockholders will be best served if the interests of its senior management are aligned with them, and providing these change-in-control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential change in control transactions that may be in the best interests of stockholders.

The Company extends severance, continuity and change-in-control benefits because they are essential to help the Company fulfill its objectives of attracting and retaining key managerial talent. These agreements are intended to be competitive within the Company’s industry and company size and to attract highly qualified individuals and encourage them to be retained by the Company. While these arrangements form an integral part of the total compensation provided to these individuals and are considered by the Compensation Committee when determining executive officer compensation, the decision to offer these benefits did not influence the Compensation Committee’s determinations concerning other direct compensation or benefit levels.

The following table summarizes the potential payments to each named executive officer in two different potential scenarios: (1) a termination of the named executive officer without cause, and (2) a change of control without a termination of employment. The table assumes that the termination of employment or change of control occurred on August 31, 2008, the last business day of our last completed fiscal year. For purposes of estimating the value of accelerated vesting of equity awards to be received in the event of a change of control, the Company has assumed a price per share of our Common Stock of $21.25, which represents the closing market price of the Company’s Common Stock as reported on the Nasdaq Global Select Market on August 29, 2008 (the last trading day of fiscal 2008).

Named Executive Officer	Severance upon Termination without Cause		Acceleration of Options and Restricted Stock upon Change of Control
Robert Price		(1)	$0
—Chief Executive Officer

John M. Heffner		(1)	$642,670
—Executive Vice President and Chief Financial Officer

Jose Luis Laparte		(2)	$5,356,850
—President

Robert M. Gans		(2)	$522,750
—Executive Vice President, Secretary and General Counsel

William J. Naylon		(2)	$522,750
—Executive Vice President and Chief Operating Officer

(1)	Mr. Price and Mr. Heffner are covered by our standard severance policy. Under the policy, if they are terminated for other than cause, death or disability, they will be entitled to a lump sum severance payment equal to their base salary for a period equal to two weeks per completed year of service up to a maximum of 26 weeks.

(2)	Under the named executive officer’s employment agreement, in the event of his termination for other than cause, death or disability, he will be entitled to the continuation of his base salary for a period of one year, payable over such severance period in conformity with the Company’s normal payroll.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this proxy statement. Based on the reviews and discussions referred to above, we recommend to the board of directors that the Compensation Discussion and Analysis referred to above be included in this report.

The foregoing has been furnished by the Compensation Committee.

Katherine L. Hensley

Leon C. Janks

Lawrence B. Krause

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Ms. Hensley and Messrs. Janks and Krause. No interlocking relationship exists between any member of the Compensation Committee and any member of any other company’s board of directors or compensation committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the number and weighted-average exercise price of securities to be issued upon exercise of outstanding options, warrants and rights, and the number of securities remaining available for future issuance under all of our equity compensation plans, at August 31, 2008. For more information regarding the Company’s equity compensation plans, please see “Compensation Discussion and Analysis—Equity Incentive Plans” above.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	280,130	$9.23	144,485
Equity compensation plans not approved by security holders	—	—	—
Total	280,130	$9.23	144,485

(1)	Does not include 20,000 shares of Common Stock subject to restricted stock units awarded to directors Hensley, Janks, Krause and Wolcott in April 2008 subject to stockholder approval of Proposal 2.

CERTAIN TRANSACTIONS

Relationships with the Price Family, the Price Group and Directors Galinson and McGrory

As of October 31, 2008, Sol Price beneficially owned approximately 35.9% of the outstanding Common Stock. Sol Price is the father of Robert E. Price, the Company’s Chairman of the Board and Chief Executive Officer. As of October 31, 2008, Robert E. Price beneficially owned approximately 43.4% of the Company’s outstanding Common Stock, including shares that may be deemed to be beneficially owned by Sol Price. As of October 31, 2008, Sol Price and Robert E. Price were members of a group that beneficially owned approximately 47.8% of the Company’s outstanding Common Stock.

Use of Private Plane. From time to time, members of the Company’s management used a private plane owned in part by PFD Ivanhoe, Inc. to travel to business meetings in Central America and the Caribbean. The Price Group owns 100% of the stock of PFD Ivanhoe, and Sol Price is an officer of PFD Ivanhoe. The Price Group’s members include Sol Price, Robert E. Price, Murray Galinson and Jack McGrory (Board member and current employee of the Company). If the passengers are solely Company personnel, then the Company reimburses PFD Ivanhoe for a portion of the fixed management fee and additional expenses PFD Ivanhoe incurred as a result of the hours flown, including direct charges associated with the use of the plane, landing fees, catering and international fees. The Company reimbursed PFD Ivanhoe based on the amounts the passengers would have paid if they had flown a commercial airline if one or more of the passengers is a Director of The Price Group (including Robert E. Price). This Agreement was in place through February 23, 2007. The Company paid approximately $77,280, $158,000 and $205,000 for fiscal years ended August 31, 2008, 2007 and 2006, respectively. On February 23, 2007, the Company entered into an agreement with PFD Ivanhoe to purchase their 6.25% undivided interest in a Citation XLS Aircraft for approximately $658,000. This entitles the Company to 50 hours of flight time per year. The Company still maintains an agreement to reimburse PFD Ivanhoe for use of other aircraft based on the amounts the passengers would have paid if they had flown a commercial airline if one or more of the passengers is a Director of the Price Group (including Robert E. Price).

Relationships with Edgar A. Zurcher

Edgar A. Zurcher, served as a director of the Company from November 2000 to February 2008. Mr. Zurcher is a partner in a law firm that the Company utilizes in certain legal matters. The Company incurred legal expenses with this entity of approximately $82,200, $64,000 and $167,000 during fiscal years 2008, 2007 and 2006, respectively.

Mr. Zurcher also is President and a director of PSC, S.A., and he previously owned 13% of Capital and Advice, Inc., which is the sole shareholder of PSC, S.A. PSC, S.A. owns 40% of Payless ShoeSource Holdings, Ltd., which rents retail space from the Company. PSC, S.A. also owned 49% of PSMT Nicaragua (BVI), Inc. until December 1, 2007 and previously had owned 49% of PSMT Caribe, Inc. The Company recorded approximately $398,000, $808,000 and $762,000 in rental income from Payless ShoeSource Holdings, Ltd. during fiscal years 2008, 2007 and 2006, respectively. Mr. Zurcher is also a director and 9.1% owner of Banco Promerica, from which the Company has recorded approximately $148,000, $276,000 and $265,000 of rental income for fiscal years 2008, 2007 and 2006, respectively, for space leased to it by the Company. The Company also received approximately $647,000 and $938,000 in incentive fees in fiscal years 2007 and 2006, respectively, on a co-branded credit card the Company had with Banco Promerica. The Company received a refund of approximately $500,000 and $400,000 for an accumulated marketing fund related to the co-branded credit card with Banco Promerica in the fiscal years 2007 and 2006, respectively. On March 22, 2007, the Company informed certain entities with which Mr. Zurcher is affiliated that the Company was not renewing the Company’s credit card relationship with those entities (with the exception of the Dominican Republic) because the Company had determined that another credit card provider, Credomatic, was more suitable for the future needs and expectations of its members. In response, PSC, S.A. and related entities disputed the Company’s right to terminate. On February 11, 2008 the Company announced that it had entered into a Settlement Agreement and Release with PSC, S.A., Tecnicard, Inc. and Banco de la Produccion, and their affiliates (collectively “PSC Parties”), which resolved the disputes that had been pending between the Company and the PSC Parties. As required by the terms of the Settlement Agreement and Release, Mr. Zurcher resigned from the Company’s board of directors on February 8, 2008.

GENERAL

Independent Registered Public Accounting Firm

The Audit Committee of the Company’s Board has selected Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to the Company and Ernst & Young LLP agreeing on a mutually acceptable engagement letter. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit and non-audit fees. The aggregate fees billed to us by Ernst & Young LLP, the Company’s independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows (in thousands):

	2008	2007
Audit Fees (1)	$2,401	$2,251
Audit Related Fees (2)	42	82
Tax Fees (3)	19	—
All Other Fees	—	—

Total	$2,462	$2,333

(1)	Audit Fees consist of fees for professional services performed by Ernst & Young LLP for the audit of the Company’s annual financial statements and review of quarterly financial statements.

(2)	Audit Related Fees consist of fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	Tax Fees consist of fees for professional services performed by Ernst & Young LLP with respect to tax compliance, tax advice and tax planning.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm

Our Audit Committee has established a policy that generally requires that all audit and permissible nonaudit services provided by the Company’s independent registered public accounting firm will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. From the time that the recently adopted pre-approval requirements became effective, all permissible non-audit services provided by the Company’s independent registered public accounting firm have been pre-approved by the Company’s Audit Committee. Our Audit Committee has considered whether the provision of services under the heading “All Other Fees” is compatible with maintaining the accountants’ independence and determined that it is consistent with such independence.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of 10 percent or more of the Company’s Common Stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of the Common Stock. Based solely on our review of such forms received by the Company and the written representations of the reporting persons, the Company has determined that no reporting persons known to the Company were delinquent with respect to their reporting obligations as set forth in Section 16(a) of the Exchange Act, other than: (a) Messrs. Price, Galinson and McGrory did not timely report the distribution of certain shares of Common Stock held by The Price Group, LLC to one of its former members; (b) Mr. Laparte did not timely report the forfeiture of certain shares of Common Stock to cover withholding taxes due in connection with the vesting of restricted shares of Common Stock; (c) Ms. Hensley and Messrs. Janks, Krause and Wolcott did not timely report their award of shares of Common Stock of the Company represented by restricted stock units, such awards contingent on the approval of an Amendment to the 2001 Equity Participation Plan of PriceSmart, Inc. permitting restricted stock unit awards under the Plan.

Stockholder Proposals

A proposal to be considered for inclusion in the Company’s proxy statement for the next annual meeting must be received by the Secretary of the Company not later than August 14, 2009 to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting. A stockholder proposal submitted after October 28, 2009 will not be considered timely. Holders of proxies which expressly confer discretionary authority may vote for or against an untimely proposal.

Annual Report

The Annual Report of the Company for the fiscal year ended August 31, 2008 will be mailed to stockholders of record on or about December 12, 2008. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Stockholders desires additional information, a copy of the Company’s Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date. Requests should be directed to PriceSmart, Inc., 9740 Scranton Road, San Diego, California 92121, Attention: Secretary.

Other Matters

The Board does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meeting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN

THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

Robert M. Gans Secretary

Dated: December 12, 2008

ATTACHMENT A

AUDIT COMMITTEE CHARTER

(Amended and Restated)

This Audit Committee Charter has been adopted by the Board of Directors (the “Board”) of PriceSmart, Inc. (the “Company”).

I.	Purpose

The purpose of the Audit Committee (the “Committee”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the “internal auditor”) and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”) or the Company shall disclosure in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(l) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation, unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and Responsibilities

Interaction with the Independent Auditor

1. Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2. Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3. Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

(ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

(iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

4. Meetings with Management, the Independent Auditor and the Internal Auditor.

(i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent auditor the following matters of which the Committee is made aware: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

5. Separate Meetings with the Independent Auditor.

(i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

(ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and classifications not recorded, if any.

(iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

7. Meetings with Management, the Independent Auditor and the Internal Auditor. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Internal Audit

8. Appointment. The Committee shall review the appointment and replacement of the internal auditor.

9. Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company’s internal auditor to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

Other Powers and Responsibilities

10. The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non- GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

11. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

12. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

13. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

14. The Committee shall request assurances from management, the independent auditor and the Company’s internal auditors that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions (if any).

15. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

16. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

17. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

18. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

ATTACHMENT B

FIRST AMENDMENT TO THE 2001 EQUITY PARTICIPATION PLAN

OF

PRICESMART, INC.

Pursuant to the authority reserved to the Board of Directors (the “Board”) of PriceSmart, Inc. (the “Company”), a corporation organized under the laws of State of Delaware, under Section 12.2 of The 2001 Equity Participation Plan of PriceSmart, Inc. (the “Plan”), the Board hereby amends the Plan as follows.

1. Article I of the Plan is hereby amended to incorporate a new section following Section 1.16, renumbering each subsequent section accordingly, to read in its entirety as follows:

1.17 “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2. Section 12.3(a) of the Plan is hereby amended to read in its entirety as follows:

(a) Subject to Section 12.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance or warrants or other rights to purchase Common Stock or other securities of the Company or other similar corporate transaction or event, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded or which may be purchased pursuant to Article X (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) which may be purchased pursuant to Article X or which are subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and the number and kind of shares of outstanding Restricted Stock or Deferred Stock; and

(iii) The grant, exercise price or purchase price with respect to any Award or Common Stock which is purchasable pursuant to Article X;

provided, that this Section 12.3(a) shall not apply in the event of an Equity Restructuring.

B-1

3. Section 12.3 of the Plan is hereby amended to incorporate a new subsection (e) following existing subsection (d), to read in its entirety as follows:

(e) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.3(a) and 12.3(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 12.3(e)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(ii) The Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 and the Award Limit).

4. Notwithstanding anything in this Amendment to the Plan to the contrary, this Amendment to the Plan shall not apply to, and instead Section 12.3(a) of the Plan shall apply to, any Award to which the adoption of this Amendment to the Plan by the Board would (A) result in a penalty tax under Section 409A of the Code and the Department of Treasury final regulations and guidance thereunder or (B) cause any Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

5. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

B-2

ATTACHMENT C

SECOND AMENDMENT TO THE 2001 EQUITY PARTICIPATION PLAN

OF

PRICESMART, INC.

(As Proposed)

Pursuant to the authority reserved to the Board of Directors (the “Board”) of PriceSmart, Inc. (the “Company”), a corporation organized under the laws of State of Delaware, under Section 12.2 of The 2001 Equity Participation Plan of PriceSmart, Inc. (as amended to date, the “Plan”), the Board hereby amends the Plan as follows (the “Amendment”).

1. Each reference to “Deferred Stock” in the Plan is hereby amended to read “Restricted Stock Units.”

2. Section 1.19 of the Plan is hereby amended to read in its entirety as follows:

1.19 Grantee. “Grantee” shall mean (i) an Employee or consultant granted a Performance Award, Dividend Equivalent, Stock Payment or Stock Appreciation Right, or an award of Restricted Stock Units, under the Plan or (ii) an Independent Director granted an award of Restricted Stock Units under the Plan.

3. Section 1.39 of the Plan is hereby amended to read in its entirety as follows:

1.39 Termination of Directorship. “Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

4. The second sentence of Section 2.1(a) of the Plan is hereby amended to read as follows:

The aggregate number of such shares which may be issued upon exercise of Options or rights or Awards under the Plan or upon the purchase of Common Stock pursuant to Article X shall not exceed 400,000.

5. Section 8.1 of the Plan is hereby amended to add the following sentence to the end thereof as follows:

In addition, awards of Restricted Stock Units may be granted to any Independent Director whom the Board determines should receive such an Award.

6. Section 8.5 of the Plan is hereby amended to read in its entirety as follows:

8.5 Restricted Stock Units. Any key Employee, consultant or Independent Director selected by the Committee (or the Board, with respect to Awards to Independent Directors) may be granted an Award of Restricted Stock Units in the manner determined from time to time by the Committee (or the Board, with respect to Awards to Independent Directors). The number of shares of Restricted Stock Units shall be determined by the Committee (or the Board, with respect to Awards to Independent Directors) and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee (or the Board, with respect to Awards to Independent Directors), in each case on a specified date or dates or over any period or periods determined by the Committee (or the Board, with respect to Awards to Independent Directors). Common Stock underlying a Restricted Stock Units Award will not be issued until the Restricted Stock Units have vested, pursuant to a vesting schedule or performance criteria set by the Committee (or the Board, with respect to Awards to Independent Directors). Unless otherwise provided by the Committee (or the Board, with respect to Awards to Independent Directors), a Holder of Restricted Stock Units shall have no rights as a Company stockholder with respect to such Restricted Stock Units until such time as the Award has vested and the Common Stock underlying the Award has been issued.

C-1

7. Section 8.8 of the Plan is hereby amended to read in its entirety as follows:

8.8 Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Restricted Stock Units and/or Stock Payment is exercisable or payable only while the Holder is an Employee, consultant or Director; provided, however, that the Committee in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Restricted Stock Units and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Consultancy or Termination of Directorship following a “change of control or ownership” (within the meaning of Section 1.162ÿ(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that the Performance Awards may be exercised or paid following a Termination of Employment, Termination of Consultancy or Termination of Directorship without cause, or following a Change in Control of the Company, or because of the Grantee’s retirement, death or disability, or otherwise.

8. This Amendment shall become effective upon the approval thereof by a majority of the votes cast by the Company’s stockholders voting at a meeting of the stockholders at which a quorum is present in person and/or by proxy. Upon such approval, this Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

C-2

ATTACHMENT D

FIRST AMENDMENT TO THE 2002 EQUITY PARTICIPATION PLAN

OF

PRICESMART, INC.

Pursuant to the authority reserved to the Board of Directors (the “Board”) of PriceSmart, Inc. (the “Company”), a corporation organized under the laws of State of Delaware, under Section 12.2 of The 2002 Equity Participation Plan of PriceSmart, Inc. (the “Plan”), the Board hereby amends the Plan as follows (the “Amendment”).

1. The second sentence of Section 2.1(a) of the Plan is hereby amended to read as follows:

The aggregate number of such shares which may be issued upon exercise of Options or rights or Awards under the Plan or upon the purchase of Common Stock pursuant to Article X shall not exceed 750,000.

2. This Amendment shall become effective upon the approval thereof by a majority of the votes cast by the Company’s stockholders voting at a meeting of the stockholders at which a quorum is present in person and/or by proxy. Upon such approval, this Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

D-1

ATTACHMENT E

SECOND AMENDMENT TO THE 2002 EQUITY PARTICIPATION PLAN

OF

PRICESMART, INC.

Pursuant to the authority reserved to the Board of Directors (the “Board”) of PriceSmart, Inc. (the “Company”), a corporation organized under the laws of State of Delaware, under Section 12.2 of The 2002 Equity Participation Plan of PriceSmart, Inc. (as amended to date, the “Plan” ), the Board hereby amends the Plan as follows.

1. Article I of the Plan is hereby amended to incorporate a new section following Section 1.16, renumbering each subsequent section accordingly, to read in its entirety as follows:

1.17 “Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2. Section 12.3(a) of the Plan is hereby amended to read in its entirety as follows:

(a) Subject to Section 12.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance or warrants or other rights to purchase Common Stock or other securities of the Company or other similar corporate transaction or event, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) The number and kind of shares of Common Stock ( or other securities or property) with respect to which Awards may be granted or awarded or which may be purchased pursuant to Article X (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) which may be purchased pursuant to Article X or which are subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, and the number and kind of shares of outstanding Restricted Stock or Deferred Stock; and

(iii) The grant, exercise price or purchase price with respect to any Award or Common Stock which is purchasable pursuant to Article X;

provided, that this Section 12.3(a) shall not apply in the event of an Equity Restructuring.

E-1

3. Section 12.3 of the Plan is hereby amended to incorporate a new subsection (e) following existing subsection (d), to read in its entirety as follows:

(e) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.3(a) and 12.3(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 12.3(e)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(ii) The Administrator shall make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 2.1 and the Award Limit).

4. Notwithstanding anything in this Amendment to the Plan to the contrary, this Amendment to the Plan shall not apply to, and instead Section 12.3(a) of the Plan shall apply to, any Award to which the adoption of this Amendment to the Plan by the Board would (A) result in a penalty tax under Section 409A of the Code and the Department of Treasury final regulations and guidance thereunder or (B) cause any Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

5. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

E-2

ATTACHMENT F

THIRD AMENDMENT TO THE 2002 EQUITY PARTICIPATION PLAN

OF

PRICESMART, INC.

(As Proposed)

Pursuant to the authority reserved to the Board of Directors (the “Board”) of PriceSmart, Inc. (the “Company”), a corporation organized under the laws of State of Delaware, under Section 12.2 of The 2002 Equity Participation Plan of PriceSmart, Inc. (as amended to date, the “Plan” ), the Board hereby amends the Plan as follows (the “Amendment”).

1. The second sentence of Section 2.1(a) of the Plan is hereby amended to read as follows:

The aggregate number of such shares which may be issued upon exercise of Options or rights or Awards under the Plan or upon the purchase of Common Stock pursuant to Article X shall not exceed 1,250,000.

2. This Amendment shall become effective upon the approval thereof by a majority of the votes cast by the Company’s stockholders voting at a meeting of the stockholders at which a quorum is present in person and/or by proxy. Upon such approval, this Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

F-1

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PRCSM2

PRICESMART, INC.

9740 Scranton Road

San Diego, California 92121-1745

The undersigned stockholder of PriceSmart, Inc., a Delaware corporation (the “Company”), hereby appoints Robert M. Gans and John M. Heffner, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held on Wednesday, January 28, 2009 at 10 a.m. Pacific Time, and any adjournment or postponement thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

This Proxy is solicited on behalf of the Board of Directors of the Company. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed, but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals listed on the reverse side.

(Continued and to be Signed on the Reverse Side)

9740 SCRANTON RD.

SAN DIEGO, CA 92121-1745

ATTN: ROBERT GANS

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PRCSM1

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PRICESMART, INC.

1. ELECTION OF DIRECTORS

Nominees:

01) Gonzalo Barrutieta

02) Murray L. Galinson

03) Katherine L. Hensley

04) Leon C. Janks

05) Lawrence B. Krause

06) Jose Luis Laparte

07) Jack McGrory

08) Robert E. Price

09) Keene Wolcott

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

For Against Abstain

2. To approve an amendment to the 2001 Equity Participation Plan of PriceSmart, Inc.:

(i) expanding the eligibility provisions under such Plan to permit the award of restricted stock units under such Plan, in addition to stock options, to our non-employee directors; and

(ii) authorizing an increase to the number of shares of Common Stock reserved for issuance from 350,000 to 400,000.

3. To approve an amendment to the 2002 Equity Participation Plan of PriceSmart, Inc. authorizing an increase to the number of shares of Common Stock reserved for issuance from 750,000 to 1,250,000.

NOTE: The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date